SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement


                           IGAMES ENTERTAINMENT, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[ ]  No Fee Required
[X]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         Common Stock, par value $0.004
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

         19,597,664 shares
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         $8,035,042
         _______________________________________________________________________

     (5) Total fee paid:

         $1,018.39
         _______________________________________________________________________

THE AMOUNT ON WHICH THE FILING FEE OF $1,018.39 WAS CALCULATED WAS DETERMINED PURSUANT TO SECTION 14(g) OF THE EXCHANGE ACT. THE FILING FEE IS CALCULATED AS $126.70 PER $1,000,000.00 OF MERGER CONSIDERATION, BASED ON (I) $0.41, THE MARKET PRICE PER SHARE OF iGAMES COMMON STOCK ON AUGUST 16, 2004 MULTIPLIED BY
(II) 19,597,664, THE NUMBER OF SHARES OF MONEY CENTERS COMMON STOCK TO BE ISSUED AND OUTSTANDING FOLLOWING THE MERGER.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         _______________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

     (3) Filing Party:
         _______________________________________________________________________

     (4) Date Filed:
         _______________________________________________________________________

                           IGAMES ENTERTAINMENT, INC.
                       700 SOUTH HENDERSON ROAD, SUITE 210
                            KING OF PRUSSIA, PA 19406

                              INFORMATION STATEMENT

To the Stockholders of iGames Entertainment, Inc.:

         This Information Statement is furnished to the stockholders of iGames Entertainment, Inc., a Nevada corporation ("iGames"), to give you notice of the corporate actions stockholders holding more than 50% of the voting power of our issued and outstanding capital stock have taken to approve:

         A. the Agreement and Plan of Merger between iGames and Money Centers of America, a wholly-owned subsidiary of iGames ("Money Centers") (the "Merger Agreement"), pursuant to which iGames would merge with and into Money Centers; and

         B. our Amended and Restated 2003 Stock Incentive Plan (the "Plan"), which was adopted in July 2003 and amended and restated in January 2004.

         On August 9, 2004, the Board of Directors, including a majority of the independent directors, proposed and approved the Merger Agreement. At the recommendation of our board of directors (the "Board of Directors"), including a majority of the independent directors, Christopher M. Wolfington and Jeremy Stein, who collectively hold the voting power of more than a majority of our issued and outstanding shares of common stock and Series A Preferred Stock, have executed a written consent approving the Merger Agreement and approving the Plan. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing our other stockholders, in the manner required under the Securities Exchange Act of 1934, of these corporate actions before they take effect. The record date ("Record Date") for determining stockholders entitled to receive this Information Statement has been established as the close of business on August 31, 2004.

         This Information Statement is first being sent or given to our stockholders on or about ________, 2004.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                TABLE OF CONTENTS


QUESTIONS AND ANSWERS ABOUT THE MERGER.........................................1

SUMMARY........................................................................4

RECORD DATE AND VOTE REQUIRED..................................................5

THE MERGER.....................................................................5

THE MERGER AGREEMENT..........................................................18

DISSENTER'S RIGHTS............................................................21

APPROVAL OF AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN....................23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................34

OTHER MATTERS.................................................................34

ADDITIONAL INFORMATION........................................................34



Annex A - Nevada Revised Statutes Sections 92A.300 through 92A.500............35

Exhibit A - Agreement and Plan of Merger......................................41

Exhibit B - Money Centers of America, Inc. Amended and Restated
            Certificate of Incorporation......................................45

Exhibit C - Money Centers of America, Inc. Amended and Restated Bylaws........50

Exhibit D - Amended and Restated 2003 Stock Incentive Plan....................62

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

WHAT ARE THE MAIN TERMS OF THE MERGER?

         We are currently incorporated in Nevada and governed by Nevada law. Money Centers is currently incorporated in Delaware and governed by Delaware law. Following the Merger Money Centers, as the surviving entity, will continue to be governed by Delaware law.

         Following the Merger, the name of the surviving corporation will be "Money Centers of America, Inc."

         Money Centers' Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are similar to iGames' and are attached to this Information Statement as Exhibits "B" and "C," respectively, with the exception that Money Centers has authorized capital stock of 150,000,000 shares of common stock and 20,000,000 shares of "blank check" preferred stock, compared to iGames' authorized capital stock of 12,500,000 shares and 5,000,000 shares, respectively. In addition, Money Centers' Amended and Restated Certificate of Incorporation includes a provision placing certain obligations on holders of 5% or more of its capital stock.

         In the Merger, each holder of shares of Common Stock will receive one share of Money Centers' common stock, par value $0.001 (the "Money Centers Common Stock") for each share of Common Stock and each holder of shares of iGames Series A Convertible Preferred Stock (the "Series A Preferred Stock") will receive 11.5 shares of Money Centers Common Stock for each share of Series A Preferred Stock. Options and warrants to purchase Common Stock, other than warrants issued as part of the Merger consideration in iGames' acquisition of Money Centers (the "Money Centers Merger Warrants"), will be deemed options and warrants to purchase the same number of shares of Money Centers Common Stock with no change in exercise price. Money Centers Merger Warrants will be cancelled in exchange for 1.15 shares of Money Centers Common Stock for each share of Common Stock purchasable thereunder.

         The holders of our Series A Preferred Stock currently have the right to require that we redeem the Series A Preferred Stock, together with certain related warrants to purchase shares of our common stock, in exchange for the capital stock of Money Centers, our principal operating subsidiary. Pursuant to the Merger, this redemption right will be eliminated and the Series A Preferred Stock and related warrants will be exchanged for shares of Money Centers Common Stock. However, the exchange ratio for the Series A Preferred Stock and the related warrants is greater than the exchange ratio for shares of our common stock, as a result of which the holders of the Series A Preferred Stock and related warrants will increase their percentage ownership in the surviving entity (on a fully-diluted basis) from 63.16% to 66.35%.

         Our business, Board of Directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged.

         Our fiscal year end will change from March 31 to December 31.

         A copy of the Merger Agreement is attached to this Information Statement as Exhibit "A."

WHY DO THE HOLDERS OF SERIES A PREFERRED STOCK AND MONEY CENTERS MERGER WARRANTS RECEIVE MORE SHARES OF MONEY CENTERS COMMON STOCK THAN OTHER SECURITIES HOLDERS OF IGAMES?

         Under the Certificate of Designation with respect to the Series A Preferred Stock, the holders of a majority of the Series A Preferred Stock have the right to demand that iGames redeem the Series A Preferred Stock and the Money Centers Merger Warrants upon termination of the November 3, 2003 Stock Purchase Agreement between iGames and Equitex, Inc. (the "Equitex Agreement"). The Equitex Agreement was terminated by iGames on March 12, 2003. Pursuant to such a redemption, the holders of the Series A Preferred Stock and the Money Centers Merger Warrants would have received, as redemption consideration, 100% of the outstanding capital stock of Money Centers, which is iGames only operating subsidiary. The holders of the Series A Preferred Stock and the Money Centers Merger Warrants have agreed not to exercise the right to redemption in exchange for an increase in their collective percentage ownership from the current 63.16% to 66.35%, which will be effected by the exchange ratio in the Merger.

WHY DID THE BOARD OF DIRECTORS APPROVE THE MERGER?

         Following the Board of Directors' consideration of a number of factors, including in particular the consequences to iGames' future business prospects of the redemption of the Series A Preferred Stock and Money Centers Merger Warrants, the special committee of the Board of Directors appointed to review the Merger recommended to the Board of Directors, and the Board of Directors determined, that the Merger Agreement and the transactions contemplated thereby are advisable and fair to and in the best interests of our stockholders.

WHY IS THERE NOT GOING TO BE A STOCKHOLDERS MEETING?

         Under Nevada law, any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Nevada corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holder or holders of the outstanding voting securities having not less than the minimum number of votes necessary to authorize such action. As of January 16, 2004, the date on which the stockholders holding more than fifty percent (50%) of the voting power of issued and outstanding capital stock executed the stockholder consent, Christopher M. Wolfington held the voting power for 2,000 shares of Common Stock and 973,181 shares of Series A Preferred Stock, each of which has the voting power of ten (10) shares of Common Stock, and Jeremy Stein held the voting power for 112,500 shares of Common Stock, which is approximately 65.32% and .59%, respectively, of the total number of votes entitled to be cast by outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class, our sole voting securities currently issued and outstanding. Because the Merger and the Plan have been approved by a majority of the issued and outstanding voting shares as required by Nevada law, no further votes are required. Corporate actions taken by written consent of the majority stockholders will take effect 20 days after the mailing of this Information Statement, which date is on or about __________, 2004.

WHAT WILL I RECEIVE FOR MY SHARES OF COMMON STOCK IF THE MERGER IS COMPLETED?

         You will receive one share of Money Centers Common Stock for each share of our common stock that you own immediately before the Merger.

WHEN WILL I RECEIVE THE NEW STOCK?

         Following the Merger, you will receive written instructions for surrender of certificates evidencing your common stock. You will receive the Money Centers Common Stock upon surrender of the certificates in accordance with those instructions.

WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

         The Merger will be completed approximately 20 days following the mailing date of this Information Statement, or approximately __________, 2004.

WHAT CAN I DO IF I AM NOT SATISFIED WITH THE MONEY CENTERS COMMON STOCK I WILL RECEIVE FOR MY SHARES?

         Under Nevada law, if you are not satisfied with what you are receiving in the Merger, you are legally entitled to have the value of your shares judicially determined. Any consideration that you receive for your shares of capital stock pursuant to such judicial valuation could be more or less than you would have received pursuant to the Merger. To exercise your dissenters' rights, you must follow certain procedures under Nevada law. If you do not follow these procedures exactly, you will lose your dissenters' rights.

SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

         No, you should not send us your stock certificates prior to the Merger. If the Merger is completed, you will receive written instructions for exchanging your stock certificates for cash.

WHAT ARE THE TAX CONSEQUENCES TO ME?

         The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. shareholders upon conversion of their shares of common stock in our company into shares of common stock in Money Centers pursuant to the Merger. We believe, but cannot assure you, that there will no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

WHO CAN HELP ANSWER MY QUESTIONS ABOUT THE TRANSACTIONS?

         If you have additional questions about these transactions, you should contact Christopher M. Wolfington, at (610) 354-8888.

                                     SUMMARY

         THE FOLLOWING SUMMARY IS INTENDED ONLY TO HIGHLIGHT INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS INFORMATION STATEMENT, THE ANNEXES HERETO AND THE DOCUMENTS OTHERWISE REFERRED TO IN THIS INFORMATION STATEMENT. YOU ARE URGED TO REVIEW THIS ENTIRE INFORMATION STATEMENT CAREFULLY, INCLUDING THE ANNEXES HERETO AND SUCH OTHER DOCUMENTS.

         RECORD DATE AND VOTE REQUIRED (SEE PAGE 5)

         The record date for stockholders to be entitled to receive this information statement is August 31, 2004, and only stockholders of record as of that date will receive this information statement. The holders of shares of our common stock and Series A Preferred Stock entitled to cast a majority of the votes of all such shares have already approved the Merger Agreement and the Merger.

         THE MERGER AND THE MERGER AGREEMENT (SEE PAGE 18)

         The Merger Agreement is attached to this document as Annex A. Please read the Merger Agreement in its entirety. It is the legal document that governs your rights in connection with the Merger.

         MERGER CONSIDERATION (SEE PAGE 19)

         Pursuant to the Merger, each issued and outstanding share of our common stock (other than shares as to which dissenters' rights have been properly exercised) will be converted into the right to receive one share of Money Centers Common Stock and each option or warrant to purchase shares of our common stock (other than the Money Centers Merger Warrants) will be converted into an option or warrant to purchase shares of Money Centers common stock at the same exercise price. Each share of Series A Preferred Stock and each Money Centers Merger Warrant will be converted into the right to receive 11.5 shares and 1.15 shares, respectively, of Money Centers common stock.

         APPROVAL OF THE BOARD OF DIRECTORS OF IGAMES (SEE PAGE 9)

         The Board of Directors has unanimously approved the Merger Agreement and the Merger on the terms and conditions set forth in the Merger Agreement.

         REASONS FOR THE MERGER (SEE PAGES 5-9)

         In reaching its decision to approve the Merger Agreement, the Board of Directors considered a number of factors, including among others:

         o The relative merits of Nevada and Delaware as states of incorporation; and

         o The potential impact on iGames and its ability to remain as a viable business entity in the event that the Series A Preferred Stock is redeemed and Money Centers is no longer a subsidiary of iGames.

         CONDITIONS TO THE MERGER (SEE PAGE 20)

         The completion of the Merger depends upon a number of conditions being satisfied, including the following:

         o approval of the Merger by our stockholders (which has been obtained); and

         o no law or proceeding restraining, enjoining or otherwise preventing consummation of the Merger.

         INTERESTS OF CERTAIN PERSONS IN THE MERGER (SEE PAGE 18)

         iGames stockholders should be aware that members of the management and the Board of Directors have particular interests in the Merger that may be different from, or in addition to, the interests of iGames stockholders generally. In particular, Christopher M. Wolfington, Chairman and Chief Executive Officer of iGames, holds 1,243,509 shares of Series A Preferred Stock and Money Centers Merger Warrants to purchase 2,500,000 shares of our common stock.

         MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO IGAMES STOCKHOLDERS (SEE PAGE 18)

         The Merger is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. In general, provided that the Merger does so qualify, no gain or loss will be recognized for federal income tax purposes by iGames stockholders with respect thereto on the conversion of their stock into shares of Money Centers Common Stock and no gain or loss will be recognized for federal income tax purposes by iGames or Money Centers.

         RIGHTS OF DISSENTING STOCKHOLDERS  (SEE PAGE 21)

         A copy of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes, which grant dissenters' rights to iGames stockholders, is attached to this document as Annex "A." Please read these provisions of Nevada law in their entirety.

         Under Nevada law, iGames stockholders who follow the appropriate procedures will be entitled to receive payment of the fair value of their shares of our common stock.

                          RECORD DATE AND VOTE REQUIRED

         Only holders of record of Common Stock and Series A Preferred Stock as of the close of business on August 31, 2004, the Record Date, will be entitled to receive this Information Statement. As of the close of business on the Record Date, there were [5,524,394] shares of Common Stock and 1,351,640 shares of Series A Preferred Stock issued and outstanding. Each share of Common Stock is entitled to cast one vote and each share of Series A Preferred Stock is entitled to cast 10 votes.

                                   THE MERGER
GENERAL.

         On August 9, 2004, our Board of Directors approved, subject to stockholder approval, the Merger, pursuant to which iGames will merge with and into its wholly-owned subsidiary, Money Centers. The Merger was approved on August 10, 2004 by written consent of two stockholders who collectively hold 65.91% of the aggregate voting power of our Common Stock and Series A Preferred Stock. The effect of the Merger will be to:

         o        change our state of incorporation from Nevada to Delaware;

         o change our name from iGames Entertainment, Inc. to Money Centers of America, Inc.;

         o increase our authorized Common Stock from 12,500,000 shares to 150,000,000 shares;

         o increase our authorized Preferred Stock from 5,000,000 shares to 20,000,000 shares;

         o add a provision to our Articles of Incorporation that would require any stockholder owning 5% or more of our issued and outstanding capital stock to agree in writing to comply with certain rules and regulations of any gaming authority which has jurisdiction over us or our subsidiaries and permit us to redeem such stockholder's shares if such stockholder's ownership of our capital stock may result in the disapproval, modification, or non-renewal of any of our gaming operations contracts or the loss or non-reinstatement of any license or franchise from any governmental agency held by us or any of our subsidiaries; and

         o eliminate the right of the holders of our Series A Preferred Stock to effect a redemption of the Series A Preferred Stock and Money Centers Merger Warrants, all issued in connection with our January 2004 acquisition of Money Centers, and effect the conversion of the outstanding Series A Preferred Stock, and exercise of the Money Centers Merger Warrants, into shares of common stock of the surviving entity, in exchange for an increase in the percentage of the common stock of the surviving entity (calculated on a fully-diluted basis) held by the former holders of the Series A Preferred Stock and Money Centers Merger Warrants from 63.16% to 66.35%.

BACKGROUND OF THE MERGER

         On January 2, 2004, iGames acquired Money Centers by merging Money Centers into a newly-formed subsidiary. In the merger, the former stockholders of Money Centers received 1,351,640 shares of iGames Series A Preferred Stock and Money Centers Merger Warrants to purchase 3,800,000 shares of our common stock. This acquisition was completed in anticipation of the acquisition by iGames of Chex Services, Inc. from Equitex, Inc. pursuant to the terms of a Stock Purchase Agreement dated November 3, 2003 between iGames and Equitex, Inc. Accordingly, the Certificate of Designation for the Series A Preferred Stock, and the Money Centers Merger Warrants, provide in part that the holders of a majority of the Series A Preferred Stock would have the right to effectively "unwind" the Money Centers acquisition, through a redemption of the Series A Preferred Stock and Money Centers Merger Warrants in exchange for the capital stock of Money Centers, within 60 days after the Chex Services Stock Purchase Agreement was terminated under certain circumstances.

         On March 12, 2004, iGames terminated the Chex Services Stock Purchase Agreement under circumstances that qualified to grant the foregoing redemption rights. On May 11, 2004, Christopher M. Wolfington, the holder of a majority of the Series A Preferred Stock, notified iGames in writing that he intended to exercise the redemption right, but was willing to discuss potential terms on which he would not exercise the redemption right. In order to pursue these discussions, the Board of Directors extended the deadline for exercise of the redemption right until September 30, 2004, and appointed a committee consisting of Wayne DiMarco and Barry Bekkedam (the "Series A Committee") to enter into discussions with Mr. Wolfington. Following those discussions, Mr. Wolfington and the Series A Committee reached an agreement that, through the vehicle of a merger of iGames into Money Centers, the Series A Preferred Stock and Money Centers Merger Warrants would be converted into shares of Money Centers Common Stock at an exchange ratio that was slightly higher (1.15 compared to 1.0) than the exchange ratio for iGames' common stock in exchange for the agreement not to require redemption of the Series A Preferred Stock and Money Centers Merger Warrants.

         In conjunction with the discussions with Mr. Wolfington, the Board of Directors reviewed iGames' capital structure and concluded that reincorporation in Delaware was advisable.

         On August 9, 2004, the Board of Directors authorized amendments to iGames' Articles of Incorporation that would have changed its name to "Money Centers of America, Inc." and increased its authorized common stock and preferred stock to the levels reflected in Money Centers' Certificate of Incorporation.

         As a result of the discussions and reflecting the other determinations of the Board of Directors, the committee negotiated the terms and conditions of the Merger reflected in the Merger Agreement.

REASONS FOR CHANGING OUR STATE OF INCORPORATION

         The Board of Directors has determined that reincorporation in Delaware is in the best interests of our company and our stockholders because:

         o the State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

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

         o The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

         o Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs; and

         o The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

         We anticipate that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and our relationships and contacts with others. In addition, see " Comparison of Certain Rights of iGames Stockholders Under Nevada and Delaware Law" below.

REASONS FOR INCREASING THE MERGER EXCHANGE RATIO FOR THE SERIES A PREFERRED
STOCK

         As a result of the termination of the Chex Services, Inc. acquisition, the holders of the Series A Preferred Stock have the right to cause the Series A Preferred Stock and Money Centers Merger Warrants to be redeemed in exchange for the capital stock of Money Centers. If that redemption were to occur, iGames would be left with Available Money as its only operating entity. However, as Available Money's operations are conducted by Money Centers' personnel, and those personnel would no longer be available to iGames for that purpose, the Series A Committee of the Board had serious concerns regarding iGames' ability to continue the Available Money business operation following a redemption and felt that iGames would be unable to find a buyer for the Available Money operation at other than a "distress level" price. Therefore, the Series A Committee determined that the agreement to exchange the Series A Preferred Stock and Money Centers Merger Warrants on a slightly favorable basis, resulting in an increase in the aggregate fully-diluted ownership of the surviving entity by the former holders of Series A Preferred Stock and Money Centers Merger Warrants, from 63.16% to 66.35%, was in the best interests of the holders of iGames' Common Stock.

REASONS FOR CHANGING OUR NAME

         Since our inception in 2001, we have engaged in the business of developing, manufacturing and marketing technology-based products such as slot machine security devices and table games for the gaming industry. Beginning with the acquisitions of Money Centers of America, Inc., a Delaware corporation ("Money Centers"), and Available Money, Inc., a Nevada corporation ("Available Money"), in January 2004, we implemented a new business plan to become a single source provider of cash access products and services to casinos and other gaming facilities. The Board of Directors has determined that the name of our corporation no longer reflects the primary business in which we are presently engaged and that the name Money Centers of America, Inc. will more clearly identify our corporation as a market leader in the gaming industry and improve our marketing and acquisition efforts.

         Upon completion of the Merger, we will attempt to have the trading symbol for the Common Stock changed from "IGME" to a symbol more readily associated with our new name. The currently outstanding stock certificates evidencing shares of Common Stock bearing the name "iGames Entertainment, Inc." will continue to be valid and represent shares of Common Stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

REASONS FOR INCREASING OUR AUTHORIZED STOCK

         The Board of Directors believes that it is advisable and in our best interests to have available additional authorized but unissued shares of Common and Preferred Stock to provide for future needs. Currently, we have authorized
(i) 12,500,000 shares of Common Stock with 5,524,394 shares of Common Stock issued and outstanding, 5,388,386 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants and 10,000,000 shares of Common Stock reserved for issuance upon the exercise of outstanding options and options to be granted pursuant to the Plan, and (ii) 5,000,000 shares of Preferred Stock, with 1,351,640 shares of Series A Preferred Stock issued and outstanding. The additional but unissued shares of Common and Preferred Stock will be available for issuance from time to time in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules of any stock exchange on which the Common and Preferred Stock may be listed in the future), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. Our Board of Directors believes that the additional but unissued Common and Preferred Stock may be necessary for future acquisitions and to attract potential new equity capital necessary to carry out our business objectives. Specifically, our current business objectives include an acquisition strategy to diversify the types of services we offer within the gaming industry. The first step in this diversification process was our acquisitions of Money Centers and Available Money.

         On January 2, 2004, we acquired all of the issued and outstanding capital stock of Money Centers by virtue of a reverse triangular merger between our wholly-owned subsidiary, Money Centers Acquisition, Inc., a Delaware corporation, and Money Centers (the "Merger"). As a result of the Merger, Money Centers is our wholly-owned subsidiary. In connection with the Merger, the former stockholders of Money Centers received 1,351,640 shares of our Series A Preferred Stock and warrants to purchase 3,800,000 shares of our Common Stock.

         Money Centers is a single source provider of cash access services to the gaming industry. Money Centers has combined state-of-the-art technology with personalized customer services to deliver the best in ATM, Credit Card Advance, POS Debit, Check Cashing Services, CreditPlus outsourced marker services, and merchant card processing. As the top suppliers to the gaming industry have consolidated service offerings, our acquisition of Money Centers will meet the growing trend towards single source providers of products and services to casinos and other gaming facilities worldwide. This trend supports our business plan to identify fragmented segments of the market to capitalize on merger and acquisition targets of synergistic companies that support our business model. The combined companies will gain wider exposure within the casino and gaming industry.

         On January 6, 2004, we acquired all of the issued and outstanding capital stock of Available Money from its prior stockholders. As part of this transaction, we issued 1,470,590 shares of Common Stock to the former owners of Available Money as payment of $2,000,000 of the purchase price in this transaction. Available Money provides ATM services at 18 casino locations.

         We anticipate that Money Centers will use the additional shares of Money Centers Common Stock in connection with future acquisitions. It is our intention to continue to acquire companies that offer check cashing and other cash access services in the gaming sector to increase our market share in the industry. We presently have no specific plans to issue additional shares of Preferred Stock at this time.

REASONS FOR ADDING A CHARTER PROVISION RELATING TO GAMING LICENSING MATTERS

         The Certificate of Incorporation of Money Centers includes a provision regarding stockholders who own five percent (5%) or more of its issued and outstanding capital stock and are found by governmental authorities to be not licensable, suitable or qualified to be stockholders of Money Centers, or who are required to apply for licensing or to be found suitable or qualified, but fail to do so.

         The jurisdictions in which Money Centers and its subsidiaries conduct business have strict laws regarding ownership of stock of companies, such as Money Centers, which hold or control holders of gaming licenses. Although the proposed Article XII would apply to determinations by any governmental authorities, it is intended particularly to help us comply with requirements of the National Indian Gaming Commission and the gaming authorities of the jurisdictions in which we do business.

         This provision could discourage someone who might want to solicit tenders of, or otherwise acquire, a substantial portion of our stock from doing so and, therefore, might deprive stockholders of an opportunity to sell their stock at a premium above the market price of the stock. However, the Board of Directors believes the potential harm to us and our stockholders from having a significant amount of our stock held by a person who is found not licensable, suitable or qualified to be a stockholder, or who refuses to file a required application to be licensed or found suitable or qualified, is substantially more significant than the possibility that the provision would deter someone from seeking to acquire a large portion of our stock.

BOARD APPROVAL

         After careful consideration, the Board of Directors has unanimously determined that the terms of the Merger Agreement and the Merger on substantially the terms and conditions set forth in the Merger Agreement are advisable and are fair to, and in the best interests of, iGames and its common stockholders and has approved the Merger Agreement and the Merger on substantially the terms and conditions set forth in the Merger Agreement.

COMPARISON OF CERTAIN RIGHTS OF IGAMES STOCKHOLDERS UNDER NEVADA AND DELAWARE
LAW

         iGames is a Nevada corporation and the rights of its stockholders are governed by the Nevada Revised Statutes (the "NRS") and the Articles of Incorporation and By-Laws of iGames (the "iGames Articles" and "iGames By-Laws," respectively). Upon completion of the Merger, the stockholders of iGames will become stockholders of Money Centers and their rights will be governed by the Money Centers Certificate of Incorporation and By-Laws (the "Money Centers Certificate" and "Money Centers By-Laws," respectively), which differ in certain material respects from the iGames Articles and iGames By-Laws. As stockholders of Money Centers, the rights of our stockholders will also be governed by the Delaware General Corporation Law (the "DGCL") instead of the NRS.

         The following comparison of the DGCL and the Money Centers Certificate and Money Centers By-Laws, and the NRS and the iGames Articles and iGames By-Laws, summarizes the material differences, but is not intended to list all differences.

Business Combinations

         Generally, under the DGCL and the NRS, the approval by the affirmative vote of the holders of a majority of the outstanding stock (or, if the certificate or articles of incorporation, as the case may be, provides for more or less than one vote per share, a majority of the votes of the outstanding stock) of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange of all or substantially all the corporation's assets to be consummated. Neither the Money Centers Certificate nor the iGames Articles provides for any different required vote.

State Takeover Legislation

         Delaware. DGCL Section 203 (the "Delaware Business Combination Law"), in general, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless:

         o prior to such time the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

         o upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

         o at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders' meeting of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

         The term "business combination" is defined to include, among other transactions between an interested stockholder and a corporation or any direct or indirect majority owned subsidiary thereof, a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that would increase the interested stockholder's proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, an "interested stockholder" is any person who is the owner of 15% or more of the outstanding voting stock (or, in the case of a corporation with classes of voting stock with disparate voting power, 15% or more of the voting power of the outstanding voting stock) of the corporation, and the affiliates and associates of such person. The term "owner" is broadly defined to include any person that individually or with or through such person's affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of warrants or options or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

         The restrictions of the Delaware Business Combination Law do not apply to corporations that have elected, in the manner provided therein, not to be subject to the Delaware Business Combination Law or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or authorized for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders. The Money Centers Certificate and the Money Centers By-Laws do not opt out of the Delaware Business Combination Law.

         Nevada. Nevada law prevents an "interested stockholder" and a Nevada corporation from entering into a "combination", unless certain conditions are met. A "combination" means any merger or consolidation with an "interested stockholder," or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an "interested stockholder" having: (i) an aggregate market value equal to 5% or more of the aggregate market value of the assets of a corporation; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of a corporation; or (iii) representing 10% or more of the earning power or net income of the corporation. An "interested stockholder" means a person or entity holding the beneficial ownership of 10% or more of the outstanding voting shares of a corporation, or an affiliate or associate thereof. A corporation may not engage in a combination within three years after the interested stockholder acquires his shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. If approval is not obtained, after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the greater of (i) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher, (ii) the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher, or (iii) if higher for the holders of preferred stock, the highest liquidation value of the preferred stock. Nevada law does not require a tender offer or to file a registration statement or information statement with the state of Nevada.

         The restrictions of Nevada law relating to combinations with interested stockholders do not apply to corporations that have elected, in the manner provided therein, not to be subject to the relevant sections of Nevada law or, with certain exceptions, which do not have a class of voting stock registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act. The iGames Articles and iGames By-Laws do not opt out of the Nevada laws relating to combinations with interested stockholders.

Appraisal Rights

         Delaware. Under the DGCL, except as otherwise provided by the DGCL, stockholders of a constituent corporation in a merger or consolidation have the right to demand and receive payment of the fair value of their stock in a merger or consolidation. However, except as otherwise provided by the DGCL, stockholders do not have appraisal rights in a merger or consolidation if, among other things, their shares are:

         o listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. (the "NASD"); or

         o        held of record by more than 2,000 stockholders;

and, in each case, the consideration such stockholders receive for their shares in a merger or consolidation consists solely of:

         o shares of stock of the corporation surviving or resulting from such merger or consolidation;

         o shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD, which is expected to be true in the case of both Class A Common Stock and Class B Common Stock to be issued pursuant to the Merger, or held of record by more than 2,000 stockholders;

         o cash in lieu of fractional shares of the corporations described in the two immediately preceding bullet points; or

         o any combination of shares of stock and cash in lieu of fractional shares described in the three immediately preceding bullet points.

         Nevada. A stockholder of a Nevada corporation, with certain exceptions, has the right to dissent from, and to obtain payment of the fair value of his shares in the event of:

         o consummation of a plan of merger to which the corporation is a party and to which such stockholder would have had a right to vote;

         o consummation of a plan of exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan; and

         o any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

         The NRS provide that unless a corporation's articles of incorporation provide otherwise, which the iGames Articles do not, a stockholder does not have dissenters' rights with respect to a plan of merger or share exchange if the shares held by the stockholder are either listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the NASD, or held of record by 2,000 or more stockholders. A stockholder of record of a Nevada corporation may assert dissenter's rights as to less than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. In such event, the stockholder's rights shall be determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. See "The Merger--Appraisal Rights."

Amendments To Charters

         Under the DGCL, unless the certificate of incorporation requires a greater vote, a proposed amendment to the certificate of incorporation requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon. The Money Centers Certificate does not require a greater vote. The approval of the holders of a majority of the outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required under the DGCL to approve a proposed amendment to a corporation's certificate of incorporation, whether or not entitled to vote on such amendment by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class (except as provided in the last sentence of this paragraph), increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. For this purpose, if a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment would be entitled to vote as a separate class on the amendment. Accordingly, a proposed amendment the adverse effect of which on the powers, preferences or special rights of any series of common stock does not differ from its adverse effect on the powers, preferences or special rights of any other series of common stock would not entitle such series to vote as a class separately from the other series of common stock. The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares of such class outstanding) by the requisite vote described above if so provided in the original certificate of incorporation or in any amendment thereto that created such class of stock or that was adopted prior to the issuance of any shares of such class, or in an amendment authorized by a majority vote of the holders of shares of such class.

         An amendment to a Nevada corporation's articles of incorporation must be approved by the corporation's stockholders. Under the NRS, unless a Nevada corporation's articles of incorporation or its board of directors require a greater vote, an amendment to a Nevada corporation's articles of incorporation must generally be approved by a majority of the votes entitled to be cast on the amendment. If such amendments would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the shares of such class or series, a majority of the outstanding stock of such class or series would also have to approve the amendment. The iGames Articles do not include any provision requiring greater than a majority of votes to amend them.

Amendments To By-Laws

         Under the DGCL, the power to adopt, alter and repeal by-laws is vested in the stockholders, except to the extent that a corporation's certificate of incorporation vests concurrent power in the board of directors or the by-laws state otherwise. The Money Centers Certificate provides that the board of directors has the power to make and to alter or amend the Money Centers By-Laws. The Money Centers By-Laws may be amended by the stockholders of Money Centers at any meeting, or by the Money Centers board of directors at any meeting by a majority vote of the full Money Centers board of directors or by a consent in writing signed by the entire Money Centers board of directors.

         Under the NRS, except as otherwise provided in the certificate of incorporation, by-laws may be amended, repealed or adopted by the Board of Directors. The iGames Articles do not provide otherwise.

No Preemptive Rights

         Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Money Centers Certificate does not provide for preemptive rights.

         Under the NRS, unless otherwise provided in the articles of incorporation, stockholders do not have preemptive rights. The iGames Articles specifically state that stockholders have no preemptive rights.

Duration of Proxies

         Under the DGCL, no proxy is valid more than three years after its date unless otherwise provided in the proxy. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

         Under the NRS, no proxy will be valid for more than six months after its creation unless the stockholder specifies in the proxy the length of time that it will be valid, which may not exceed seven years from the date of its creation.

Stockholder Action

         Under both the DGCL and the NRS, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent or consents setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon such action were present and voted. Neither the Money Centers Certificate nor the iGames Articles provide otherwise.

         Under both the NRS and DGCL, directors are generally elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders' meeting at which a quorum is present. With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the statute or the corporation's articles or certificate of incorporation, if a quorum exists, action on any matter is generally approved by the stockholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. In the case of a merger of a Nevada corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is required under the NRS.

         Neither the iGames Articles nor the iGames By-Laws include a provision requiring a greater vote on any matter than required by the NRS. The iGames Articles and iGames By-Laws both provide that any action required or permitted to be taken by the Board of Directors or the stockholders at a meeting may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all directors or stockholders, as the case may be.

         Under both the DGCL and the NRS, unless otherwise provided in a corporation's articles or certificate of incorporation or bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders. The NRS provides that the articles of incorporation or bylaws may provide for a greater or lesser quorum requirement. The iGames Articles and iGames By-Laws do not provide for a greater or lesser quorum requirement.

Nomination Procedures and Stockholder Proposals

         Neither the DGCL nor the NRS provides procedures for the nomination for election of directors by stockholders or the submission of other stockholder proposals at an annual or special meeting of stockholders.

         The Money Centers By-Laws and iGames By-Laws require that nominations (other than by the board of directors or a nominating committee) for the election of directors at a meeting of stockholders must be made by written notice, delivered or mailed by first class mail, to the corporation not less than 120 days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders or if the corporation did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than 30 days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the date on which public notice of the date of such annual meeting is first made.

Special Stockholder Meetings

         The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the by-laws. The Money Centers By-Laws provide that a special meeting of stockholders may only be called by a majority of the entire Board of Directors, the Chairman of the Board or the Chief Executive Officer. The DGCL and the Money Centers By-Laws require that a notice of stockholders meeting be delivered to stockholders not less than ten days nor more than 60 days before the meeting. The notice must state the place, day, hour and purpose of the meeting.

         Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, the entire board of directors, any two directors or the president may call annual or special meetings of the stockholders or directors. iGames' By-Laws provide that a special meeting of stockholders may only be called by a majority of the entire Board of Directors, the Chairman of the Board or the Chief Executive Officer. Nevada law and the iGames By-Laws require that a notice of stockholders meeting be delivered to stockholders not less than ten days nor more than 60 days before the meeting. The notice must state the place, day, hour and purpose of the meeting.

Stockholder Inspection of Books and Records

         Under the DGCL, any stockholder may, upon five days written demand, inspect, in person or by agent or attorney, the stockholder ledger or other record of stockholders during usual business hours. The written demand must be under oath and state the purpose of such an inspection. The stockholder may, unless denied for cause as stated below, copy such records. The DGCL also allows stockholders, by the same written demand, to inspect the corporation's other books and records.

         Pursuant to Section 78.105 of the NRS, a stockholder of record for at least six months immediately preceding his demand, or any person holding at least 5% of all outstanding shares, or authorized in writing by at least 5% of all outstanding shares, is entitled to inspect a list of the names of the corporation's stockholders during usual business hours, if the stockholder gives at least five business days' prior written notice to the corporation. The stockholders may, unless denied for cause as stated below, also copy such records. Section 78.257 of the NRS also permits stockholders of record (combined or individually) of 15% or more of the outstanding stock, upon 5 days written demand, the right to inspect during normal business hours, the books and financial records of the corporation, to make extracts therefrom and to conduct an audit of such records. This right may not be limited by a corporation's bylaws or articles of incorporation. The NRS also provides that a corporation may deny any demand for inspection if the stockholder refuses to furnish the corporation with an affidavit that such inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that such stockholder has not previously sold or offered for sale any list of stockholders of the corporation or any other corporation. The NRS also provides that the corporation may charge to recover costs of copying of providing any such records.

Cumulative Voting

         Under both the DGCL and the NRS, the certificate of incorporation may provide that at all elections of directors, or at elections held under specified circumstances, each stockholder is entitled to cumulate such stockholder's votes. Neither the Money Centers Certificate nor the iGames Articles provides for cumulative voting for the election of directors.

Size of the Board of Directors and No Classification of the Money Centers Board

         The DGCL permits the certificate of incorporation or the by-laws of a corporation to contain provisions governing the number and terms of directors. However, if the certificate of incorporation contains provisions fixing the number of directors, such number may not be changed without amending the certificate of incorporation. The DGCL permits the certificate of incorporation of a corporation or a by-law adopted by the stockholders to provide that directors be divided into one, two or three classes, with the term of office of one class of directors to expire each year. The DGCL also permits the certificate of incorporation to confer upon holders of any class or series of stock the right to elect one or more directors to serve for such terms and have such voting powers as are stated in the certificate of incorporation. The terms of office and voting powers of directors so elected may be greater or less than those of any other director or class of directors. The Money Centers By-Laws provide for a Money Centers board of directors of not less than 3 nor more than 20 members, to be elected for a one-year term. The exact number of directors may be fixed from time to time, by the Money Centers board of directors by resolution up until the maximum of a 20-member board.

         The NRS permits the articles of incorporation or the by-laws of a corporation to contain provisions governing the number and terms of directors. The iGames By-Laws provide for an iGames board of directors of not less than 3 nor more than 20 members, to be elected for a one-year term. The exact number of directors may be fixed from time to time by the iGames board of directors by resolution up until the maximum of a 20-member board. The NRS provides that a corporation's board of directors may be divided into various classes with staggered terms of office. The iGames Articles and iGames By-laws do not provide for a classified board.

Removal of Directors and Filling Vacancies

         The DGCL provides that all vacancies on the board of directors, including vacancies caused by an increase in the number of authorized directors, may be filled by the board of directors, unless otherwise provided in the certificate of incorporation or by-laws. Neither the Money Centers Certificate nor the Money Centers By-Laws alter this provision.

         The NRS provides that vacancies on the board of directors, including vacancies caused by an increase in the number of authorized directors, may be filled by a majority of the remaining directors, even if they are less than a quorum, unless otherwise provided in the articles of incorporation. The iGames Articles do not alter this provision.

         The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority in voting power of the shares then entitled to vote at an election of directors, except that (a) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (b) in the case of a corporation having cumulative voting, if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part. The Money Centers By-Laws provide that directors may be removed only for cause (as defined) by that vote of the stockholders of Money Centers required under the DGCL.

         The NRS provides that any director may be removed from office by the vote of stockholders holding not less than two-thirds of the issued and outstanding stock entitled to vote. Stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The iGames Articles do not include such a provision.

Vacancies

         Under the DGCL, unless otherwise provided in the certificate of incorporation or the by-laws, vacancies on a board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, provided that, in the case of a classified board of directors, such vacancies and newly created directorships may be filled by a majority of the directors elected by such class or by the sole remaining director so elected. In the case of a classified board of directors, directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors have been chosen, and until their successors have been duly elected and qualified. In addition, if, at the time of the filling of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office.

         The Money Centers By-Laws provide that any vacancies on the Money Centers Board caused by death, resignation, removal or otherwise and newly created directorships resulting from an increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the sole remaining director. The Money Centers By-Laws also provide that any directors chosen to fill a vacancy on the Money Centers Board or newly created directorship will serve for the remainder of the full term of the class for which such director was chosen and until his successor shall be duly elected and shall have qualified.

         The NRS provides that a vacancy on the board of directors may generally be filled by the affirmative vote of a majority of the remaining directors, though constituting less than a quorum of the board of directors, unless the articles of incorporation provide otherwise. The iGames Articles do not alter this provision.

Indemnification of Directors and Officers

         Delaware law generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Such determination shall be made, in the case of an individual who is a director or officer at the time of such determination:

         o by a majority of the disinterested directors, even though less than a quorum;

         o by a committee of such directors designated by a majority vote of such directors, even though less than a quorum;

         o by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or

         o by a majority vote of the stockholders, at a meeting at which a quorum is present.

         Without court approval, however, no indemnification may be made in respect of any derivative action in which such individual is adjudged liable to the corporation.

         Delaware law requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

         Delaware law permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals' commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

         Under Delaware law, the rights to indemnification and advancement of expenses provided in the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by by-law, agreement, vote of stockholders, disinterested directors or otherwise.

         The Money Centers Certificate provides that Money Centers officers and directors shall be indemnified to the fullest extent permitted by applicable law, and that Money Centers shall pay the expenses incurred in defending any proceeding in advance of its final disposition; provided, however, that the Money Centers By-Laws provide payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

         Under the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), investigations, whether civil or administrative or criminal in nature, if they acted in good faith on behalf of the corporation and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Similar standards are applicable in derivative actions, except that indemnification may be made only for (1) reasonable expenses (including attorneys' fees) and certain amounts paid in settlement, and (2) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The NRS provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses. Generally, the termination of any action, suit or proceeding by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best intent of the corporation, and with respect to a criminal investigation, or action, he had reasonable cause to believe that his conduct was lawful. If a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

         In addition, under both acts, expenses incurred by an officer or director in connection with a proceeding may be paid by the corporation in advance of the final disposition, upon receipt of an undertaking by such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation.

         The iGames Articles provide that iGames officers and directors shall be indemnified to the fullest extent permitted by applicable law, and that iGames shall pay the expenses incurred in defending any proceeding in advance of its final disposition; provided, however that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

         Nevada law, Delaware law and the By-Laws of Money Centers and iGames may permit indemnification for liabilities arising under the Securities Act or the Securities Exchange Act (the "Exchange Act"). The Board of Directors of all entities herein has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable absent a decision to the contrary by a court of appropriate jurisdiction.

Limitation of Personal Liability of Directors

         The DGCL provides that a corporation's certificate of incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for:

         o any breach of the director's duty of loyalty to the corporation or its stockholders;

         o acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;

         o        violation of certain provisions of the DGCL;

         o any transaction from which the director derived an improper personal benefit; or

         o any act or omission prior to the adoption of such a provision in the certificate of incorporation.

         The Money Centers Certificate provides that, to the fullest extent permitted by the DGCL, a director of Money Centers shall not be liable to Money Centers or any of its stockholders for monetary damages for breach of fiduciary duty as a director. The Money Centers Certificate also provides, that, to the fullest extent permitted by the DGCL, a director and officer and certain employees acting on their behalf, shall be indemnified against any action resulting from their duties on behalf of Money Centers.

         Section 78.037 of the NRS allows a corporation to provide in its articles of incorporation (which iGames did) that a director or officer will not be personally liable for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director or officer, except that such provision must not eliminate or limit the liability of a director or officer for
(i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) the payment of distributions in violation of Section
78.300 of the NRS.

Derivative Actions

         Under each of the Nevada Rules of Civil Procedure (the "Nevada Rules") and the DGCL, a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the person acquired the shares by operation of law from a person who was a stockholder at such time. The Nevada Rules and Rule 23.1 of the Delaware Court of Chancery Rules also provide that a complaint in a derivative proceeding must be verified and must allege with particularity the efforts, if any, made by the plaintiff to obtain the desired action, and the reasons for his failure to obtain the action he desires or for not making the effort. The Nevada Rules also provide that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of stockholders. The NRS and the Delaware Court of Chancery Rules also provide that an action shall not be dismissed or compromised without the approval of the court having jurisdiction of the action.

Distributions and Redemptions

         Under the DGCL, unless otherwise restricted in the certificate of incorporation, a corporation may only pay dividends out of surplus or net profit. Additionally, under the DGCL, a corporation may not redeem any shares if such redemption would cause an impairment of its capital. The Money Centers Certificate does not otherwise restrict the right to pay dividends or redeem shares.

         A Nevada corporation may make distributions to its stockholders as long as, after giving effect to such distribution (1) the corporation would be able to pay its debts as they become due in the usual course of business and (2) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise, which the iGames Articles do not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Such determinations may be made by the board of directors based on financial statements, fair market valuation or any other reasonable method. Under the NRS, a corporation's redemption of its own capital stock is subject to the same restrictions as apply to a distribution.

Loans to Directors and Officers

         Under the DGCL, a corporation may lend money to, or guarantee any obligation of, an officer, including an officer who is a director, when it is deemed, in the judgment of the board of directors, to be reasonably expected to benefit the corporation.

         Under Nevada law, a corporation may make a loan or guaranty to directors or officers if (i) the financial interest is known or disclosed to the board of directors or committee and noted in the minutes, and the board or committee authorizes the transaction in good faith by a majority vote sufficient for the purpose without counting the vote of the interested director; (ii) the financial interest is known or disclosed to the stockholders, and the stockholders authorize the transaction by a vote of stockholders holding a majority of the voting power; or (iii) the transaction is fair to the corporation at the time it is authorized or approved.

         The foregoing summary does not purport to be a complete statement of the rights of holders of Money Centers Common Stock and our common stock under, and is qualified in its entirety by reference to Delaware law and Nevada law, respectively, the Certificate of Incorporation and By-Laws of Money Centers and the Articles of Incorporation and By-Laws of iGames.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         In considering the recommendation of the Board of Directors with respect to the Merger Agreement and the transactions contemplated by the Merger Agreement, stockholders of iGames should be aware that members of the management and the Board of Directors have particular interests in the Merger that are different from, or in addition to, the interests of stockholders of iGames generally.

         In particular, Christopher M. Wolfington, iGames' Chairman and Chief Executive Officer, was formerly the majority owner of Money Centers and received 1,243,509 shares of Series A Preferred Stock and Money Centers Merger Warrants to purchase 2,500,000 shares of our common stock. Mr. Wolfington negotiated the terms of the Merger on his own behalf and on behalf of the other holders of Series A Preferred Stock and Money Centers Merger Warrants, rather than on behalf of iGames. As a result of the Merger, Mr. Wolfington's percentage ownership, calculated on a fully-diluted basis, will increase from 66.06% to 68.08%.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO IGAMES' STOCKHOLDERS

         The Merger is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. In general, provided that the Merger does so qualify, no gain or loss will be recognized for federal income tax purposes by iGames stockholders with respect thereto on the conversion of their stock into shares of Money Centers Common Stock and no gain or loss will be recognized for federal income tax purposes by iGames or Money Centers.

                              THE MERGER AGREEMENT

         The following is only a summary of the material provisions of the Agreement and Plan of Merger, dated as of August 10, 2004, by and between iGames and Money Centers and is not complete. The Merger Agreement is attached to this proxy statement as Exhibit "A." Please read the Merger Agreement in its entirety.

GENERAL

         The Merger Agreement provides that, following the approval and adoption of the Merger Agreement by the stockholders of iGames and the satisfaction or waiver of the other conditions to the Merger:

         o        iGames will merge with and into Money Centers; and

         o iGames will cease to exist and Money Centers will continue as the surviving corporation.

         As a result of the Merger, and as of the effective time of the Merger, Money Centers will succeed to and assume all rights and obligations of iGames, in accordance with Nevada and Delaware law.

EFFECTIVE TIME

         The Merger Agreement provides that, subject to the approval of the stockholders of iGames and the satisfaction or waiver of other conditions, the Merger will be consummated by the filing of articles of merger and any other appropriate documents, in accordance with the relevant provisions of Nevada and Delaware law, with the Secretaries of State of the States of Nevada and Delaware.

MERGER CONSIDERATION

         Upon consummation of the Merger, each outstanding share of our common stock (except shares as to which dissenters' rights have been properly exercised) shall be converted into the right to receive one share of Money Centers Common Stock, and each share of outstanding iGames Series A Preferred Stock shall be converted into the right to receive 11.5 shares of Money Centers Common Stock. The shares of iGames stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing such share immediately prior to the Merger will cease to have any rights with respect to such certificate, except the right to receive the Merger consideration upon surrender of such certificate.

TREATMENT OF STOCK OPTIONS AND WARRANTS

         Under the terms of the Merger Agreement, upon consummation of the Merger each outstanding option to purchase a share of our common stock will be deemed to constitute an option to purchase one share of Money Centers Common Stock at an exercise price per full share equal to the stated exercise price and each outstanding warrant (other than a Money Centers Merger Warrant) to purchase a share of our common stock will be deemed to constitute a warrant to purchase one share of Money Centers Common Stock at an exercise price per full share equal to the stated exercise price. Each outstanding Money Centers Merger Warrant to purchase a share of our common stock will be exchanged for 1.15 shares of Money Centers Common Stock.

         Under the Merger Agreement, Money Centers will assume iGames' Amended and Restated 2003 Stock Incentive Plan, which following the Merger will be used by Money Centers to grant options to employees.

EXCHANGE PROCEDURES

         iGames will appoint an exchange agent for the purpose of exchanging certificates representing shares of our common stock for the Merger consideration.

         DO NOT SEND IN YOUR STOCK CERTIFICATES AT THIS TIME. YOU WILL RECEIVE A LETTER OF TRANSMITTAL AND FURTHER INSTRUCTIONS REGARDING THE EXCHANGE OF YOUR STOCK CERTIFICATES SHORTLY AFTER THE MERGER IS COMPLETED.

         If any common stock certificates are lost, stolen, or destroyed before the Merger, the owner of the shares may be required to submit an affidavit of that fact to Money Centers. Money Centers may also require the owner to post a bond in a reasonable amount as indemnity against any potential claim regarding the lost certificates. In exchange for lost, stolen or destroyed stock certificates, after the owner has submitted an affidavit and posted a bond acceptable to Money Centers, if required, the exchange agent will issue to the owner the Merger consideration.

DIRECTORS AND OFFICERS

         The Merger Agreement provides that the board of directors of the surviving corporation from and after the Merger will consist of the directors of iGames immediately prior to the Merger. The Merger Agreement further provides that the officers of the surviving corporation from and after the Merger will be the officers of iGames immediately prior to the Merger.

ARTICLES OF INCORPORATION AND BYLAWS

         The Merger Agreement provides that the articles of incorporation of Money Centers in effect immediately before the Merger will be the articles of incorporation of the surviving corporation, and the bylaws of Money Centers in effect immediately before the Merger will be the bylaws of the surviving corporation until later amended in accordance with Delaware law.

REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains various customary representations and warranties of iGames and Money Centers relating to, among other things:

         o their respective organization, standing and similar corporate matters; and

         o authorization, execution, delivery, performance and enforceability of the Merger Agreement.

CONDITIONS TO THE MERGER

         The obligations of iGames and Money Centers to consummate the Merger are subject to the satisfaction or waiver of various conditions, including that:

         o the Merger Agreement and merger shall have been approved and adopted by the stockholders of iGames; and

         o there shall not be in effect any law restraining, enjoining or otherwise preventing consummation of the Merger and no governmental entity shall have instituted any proceeding seeking any such law, which continues to be pending.

                               DISSENTER'S RIGHTS

YOU ARE HEREBY GIVEN NOTICE THAT YOU HAVE CERTAIN DISSENTER'S AND APPRAISAL RIGHTS UNDER NEVADA LAW.

         The full text of Nevada statutes NRS 92A.300 through 92A.500 are included as Annex "A" hereto, and are incorporated herein by reference.

         Stockholders who wish to perfect their rights as dissenting stockholders must make written demand on Money Centers for payment.

         In addition, stockholders who wish to perfect such rights must submit the certificates representing his shares to Money Centers or its transfer agent for notation thereon that a notice of election to dissent has been filed; such certificates to be thereupon returned to the stockholder.

         Failure to submit such demand for payment or to submit such certificates for such notation within 30 days of receipt of this information statement may cause the holder to lose his dissenters' rights under Nevada law. See, specifically, "rights of dissenting stockholders" below.

         Any iGames stockholder who wishes to object to the Merger (an "Objecting Stockholder") has the right to receive from Money Centers in cash, the fair value of his or her shares, provided that the Merger is not abandoned or fails to be approved and authorized, and provided, further, that the following procedure is carefully followed.

         No later than _______, 2004, he or she must file a written objection to the Merger stating his or her intention to demand payment for his or her shares. The written objection should be sent to Money Centers of America, Inc.,
Attention: Secretary, 700 S. Henderson Road, Suite 210, King of Prussia, PA, 19406. Registered Mail, Return Receipt Requested is recommended.

         The objection shall include (i) a notice of election to dissent, (ii) the stockholder's name and residence address, (iii) the number of shares as to which the stockholder dissents and (iv) a demand for payment of the fair value of the stockholder's shares if the Merger is consummated.

         A stockholder may not dissent as to less than all of the shares as to which he has a right to dissent, held by him of record that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

         Together with the written demand or within one month thereafter, the Objecting Stockholder must submit certificates representing all of his shares of iGames' stock to iGames or its transfer agent for the purpose of affixing a notation indicating that a demand for payment has been made. Otherwise, at the option of iGames, exercised by written notice given within 45 days from the date of filing of the notice to dissent, he or she will lose his objector's rights, unless a court, for good cause shown, otherwise directs.

         Within 15 days after the later of the Effective Date of the Merger or last day of the period during which written demand by the Objecting Stockholder must be made, Money Centers shall make a written offer by registered mail to each Objecting Stockholder to pay for his or her shares at a specified price which Money Centers considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. The offer shall also be accompanied by (i) the advance payment to each Objecting Stockholder who has submitted to Money Centers his or her stock certificates of an amount equal to 80% of the amount of such offer, or (ii) as to each Objecting Stockholder who has not yet submitted his or her stock certificates, a statement that Money Centers will make an advance payment to him or her of an amount equal to 80% of the amount of such offer promptly upon submission of his or her stock certificates. Every advance payment or statement as to advance payment shall include advice to the Objecting Stockholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. Any offer shall be made at the same price per share to all Objecting Stockholders.

         If, within 30 days after making such offer, the Objecting Stockholder and Money Centers agree upon the price to be paid for his or her shares, payment must be made by Money Centers within 60 days of the date of the making of such offer upon the surrender of the certificates representing his or her shares.

         If demand for payment remains unsettled, Money Centers shall, within 60 days of the date of demand, institute a special proceeding in the Nevada District Court wherein iGames formerly resided in the State of Nevada to determine the rights of the Objecting Stockholder and to fix the fair value of his or her shares.

         If Money Centers fails to institute such special proceeding and the demand for payment is unsettled, after 60 days, the Objecting Stockholder shall be paid the amount demanded.

         Within 60 days after the final determination of the special proceeding, if any, Money Centers shall pay to each Objecting Stockholder the amount found to be due him or her, upon surrender of the certificates representing his or her shares.

         The foregoing summary of the rights of Objecting Stockholders does not purport to be complete and is qualified in its entirety by reference to Sections 92A.300 through 92A.500 of the Nevada Revised Statutes, a copy of which appears in Annex "A" to this Information Statement.

           APPROVAL OF AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

         The Plan was originally adopted by the Board of Directors in July 2003. On January 2, 2004, the Board of Directors unanimously approved and adopted amendments to the Plan. The amendments adopted in 2004 increase the aggregate number of shares that may be granted under the Plan to 10,000,000 and increase the individual Participant limitation for any grant under the Plan to 5,000,000 shares.

         The following is a summary of the principal features of the Plan. The summary, however, is not a complete description of all of the provisions of the Plan. A copy of the Plan is attached as Exhibit "D" hereto. All capitalized terms not otherwise defined in this summary have the meanings set forth in the Plan.

GENERAL

         The Board of Directors has reserved 10,000,000 shares of Common Stock for issuance under the Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

         The plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

         The purpose of the Plan is to enhance our profitability and value enabling us (i) to offer our employees, consultants and affiliates stock based incentives and other equity interests, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and our stockholders and (ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and our stockholders.

ADMINISTRATION

         The Plan will be administered by a Committee of the Board of Directors (the "Committee"). All questions of interpretation of the Plan are determined by the Committee, and its decisions are final and binding upon all participants. If no such Committee exists, the Board of Directors will be substituted for the Committee.

ELIGIBILITY

         All of our employees and consultants are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock under the Plan. All employees are eligible for Incentive Stock Options under the Plan. The Committee determines eligibility under the Plan.

TERMS OF STOCK OPTIONS

         The terms of each Stock Option granted under the Plan shall be contained in a form of stock option agreement as shall be determined by the Committee consistent with the provisions of the Plan, including the following:

         (a) OPTION PRICE. The purchase price per share of Common Stock subject to an ISO shall not be less than the Fair Market Value of the share of Common Stock at the time of grant, or in the case of the grant of an ISO to a ten percent (10%) stockholder, not less than one hundred ten percent (110%) of Fair Market Value of such shares of Common Stock at the time such Option is granted. The purchase price of the shares of Common Stock subject to each Non-ISO shall be determined by the Committee.

         (b) VESTING. The dates on which each Stock Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Committee, in its discretion, at the time such Stock Option is granted.

         (c) EXPIRATION. The expiration of each Stock Option shall be fixed by the Committee, in its discretion, at the time such Stock Option is granted; but no Stock Option shall be exercisable more than ten (10) years after the date on which it was granted. Each Stock Option shall be subject to earlier termination as expressly provided in the Plan or as determined by the Committee, in its discretion, at the time such Stock Option is granted.

         (d) TRANSFERABILITY. No Stock Option shall be transferable, except by will or the laws of descent and distribution, and any Stock Option may be exercised during the lifetime of the Participant only by him. No Stock Option granted under the Plan shall be subject to execution, attachment or other process.

         (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Stock Options may be granted under the Plan, the number and class shares covered by each outstanding Stock Option and the exercise price per share thereof (but not the total price), and all such Stock Options, shall each be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from split-up, spin-off or consolidation of shares or any like capital adjustment or the payment of any stock dividend.

         Except as otherwise provided in the Plan, any Stock Option granted under the Plan shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Participant shall have the right immediately prior to any such transaction to exercise his Stock Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

         Upon the date of each annual meeting of stockholders, each non-employee director shall be granted Non-Qualified Stock Options to purchase Common Stock with a value of $12,000 pro-rated for directors who have not served for the entire year since the date of the last annual meeting.

TERMS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

         The terms of each Stock Option granted to a non-employee director under the Plan shall be contained in a form of stock option agreement as shall be determined by the Committee consistent with the Plan, including the following:

         (a) OPTION PRICE. The purchase price per share of Common Stock subject to a non-employee director stock option shall be 100% of the Fair Market Value of such shares of Common Stock, or in the case of a grant to a non-employee director who is also a ten percent (10%) stockholder, one hundred ten percent (110%) of the Fair Market Value of shares of Common Stock, at the date of grant, or the par value of the Common Stock whichever is greater.

         (b) VESTING. The stock options granted to non-employee directors upon the date of each annual meeting of stockholders shall vest in full on the date of the third annual meeting of stockholders held following the date of the grant provided that the non-employee director is a member of the board of directors on that date.

         (c) METHOD OF EXERCISE. Non-employee directors electing to exercise Stock Option shall give written notice to iGames specifying the number of shares to be purchased and pay for Common Stock at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof, or by such other method as approved by the Board of Directors.

         (d) OPTION TERM. Except as provided otherwise in the Plan, if not exercised, each Option shall expire on the tenth anniversary of the date on which the Option was granted.

TERMINATION OF DIRECTORSHIP

         (a) TERMINATION OTHER THAN FOR CAUSE. Upon termination of directorship for any reason other than for Cause, all outstanding options then exercisable and not exercised shall remain exercisable for the remainder of their term.

         (b) CAUSE. Upon termination for Cause, or if iGames obtains or discovers information after termination of directorship that such director had engaged in conduct that would have justified a removal for cause, all outstanding Options of such director shall immediately terminate and become null and void.

         (c) CANCELLATION OF OPTIONS. Any Options which were not exercisable during the period such person served as a director shall not thereafter become exercisable, and such Options shall terminate and become null and void upon termination of directorship.

TERMS OF RESTRICTED STOCK

         The terms of each award of Restricted Stock granted under the Plan shall be in a form of Restricted Stock Award Agreement as shall be determined by the Committee consistent with the provisions of the Plan, including the following:

         (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3 of the Plan, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law.

         (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

         (c) RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock are subject to Article X of the Plan and the following restrictions and conditions:

                  (i) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to transfer shares of Restricted Stock during a period set by the Committee (the "Restriction Period") commencing with the date of the award of the Restricted Stock, as set forth in the Restricted Stock award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock award.

                  (ii) RIGHTS AS STOCKHOLDER. Except as provided otherwise in the Plan and as otherwise determined by the Committee, the Participants have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares, and subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

                  (iii) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANACY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

TERMS OF TANDEM STOCK APPRECIATION RIGHTS

         Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

         (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

         (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the Plan.

         (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in the Plan. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

         (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

TERMS OF NON-TANDEM STOCK APPRECIATION RIGHTS.

         Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

         (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

         (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

         (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under the Plan, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to iGames specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

         (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

         LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation rights may be exercised only upon a Change in Control (to the extent provided in an award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive cash or Common Stock, as determined by the Committee.

FEDERAL INCOME TAX ASPECTS OF THE PLAN

         THE FOLLOWING SUMMARY OF THE EFFECT OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE RECEIPT AND EXERCISE OF AWARDS GRANTED BY US IS BASED ON THE LAWS AND REGULATIONS IN EFFECT AS OF THE DATE OF THIS INFORMATION STATEMENT AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE LAW IN THIS AREA. FURTHERMORE, THE DISCUSSION BELOW DOES NOT ADDRESS THE TAX CONSEQUENCES OF THE RECEIPT AND EXERCISE OF AWARDS UNDER FOREIGN, STATE AND/OR LOCAL TAX LAWS, AND SUCH TAX LAWS MAY NOT CORRESPOND TO THE FEDERAL TAX TREATMENT DESCRIBED HEREIN. THE EXACT FEDERAL INCOME TAX TREATMENT OF TRANSACTIONS UNDER THE PLAN WILL VARY DEPENDING UPON THE SPECIFIC FACTS AND CIRCUMSTANCES INVOLVED. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN AND FOR REFERENCE TO APPILCABLE PROVISIONS OF THE CODE.

         Stock Options. The tax consequences of a Stock Option depend on whether the Stock Option is an ISO or a Non-ISO. An optionee will not recognize income at the time of a grant or exercise of an ISO, and we may not deduct the related expense at those times. However, for purposes of the alternative minimum tax, the difference between the exercise price and the fair market value of the Common Stock as of the date of exercise will be included in alternative minimum taxable income. The optionee has a taxable event only upon a later sale or disposition of the Common Stock acquired pursuant to the exercise of the ISO. The tax treatment of the disposition of the Common Stock will depend on when the optionee disposes of the Common Stock. An optionee who disposes of Common Stock acquired pursuant to the exercise of an ISO within one year from the date of exercise or within two years of the date of grant of the ISO will recognize ordinary income equal to the difference between the ISO's exercise price and the lesser of the fair market value of the Common Stock on the date of exercise or such value on the date of disposition and will recognize capital gain to the extent that the amount received on disposition exceeds such fair market value on the date of exercise. To the extent that an optionee recognizes ordinary income pursuant to the preceding sentence, we are allowed a deduction for federal income tax purposes in like amount in the year of disposition. An optionee who disposes of Common Stock after a date that is both two years after the grant of the ISO and one year after its exercise will recognize capital gain equal to the difference between the amount received on disposition and the ISO's exercise price.

         A different set of rules governs Non-ISOs. There are no federal income tax consequences to the optionee or us upon the grant of Non-ISOs. Upon exercise of a Non-ISO, the optionee will recognize ordinary income in the amount by which the fair market value of the Common Stock received upon exercise, valued as of the date of exercise, exceeds the exercise price of the Stock Option. We are allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee at the time of exercise of a Non-ISO. The optionee's basis in Common Stock acquired upon exercise of a Non-ISO will equal the exercise price paid for such stock on exercise plus the amount, if any, of ordinary income recognized in connection with the exercise of such Non-ISO. Any subsequently realized gain or loss will be capital gain or loss, and the optionee's holding period for purposes of determining whether such gain or loss will be long-term or short-term capital gain or loss will begin at the time the optionee recognizes any such ordinary income.

         Stock Appreciation Rights. Generally, the holder of a stock appreciation right will recognize ordinary income equal to the amount paid by us under the right on the date the holder receives payment from us. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

         Restricted Stock. We are authorized to make grants of Restricted Stock, either for or without consideration, to participants subject to the potential forfeiture of such Restricted Stock. In general, there will be no tax consequences to a participant upon the grant of Restricted Stock. Instead, the participant will be taxed at ordinary income rates at the time the forfeiture conditions expire or are removed on an amount equal to the excess of the fair market value of the Restricted Stock at that time over the amount the participant paid to acquire such Restricted Stock. Any dividends paid with respect to Restricted Stock prior to the time that the forfeiture conditions expire or are removed will be taxable to the participant as compensation income at such participant's ordinary income tax rate.

         A participant who acquires Restricted Stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 days of the receipt of such Restricted Stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the Restricted Stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the Restricted Stock at the time of the participant's acquisition of the Restricted Stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such Restricted Stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to Restricted Stock, the participant generally will not be required to report any additional income with respect to such Restricted Stock until he disposes of such stock, at which time he will generally recognize capital gain or loss equal to the difference between the sales price and the sum of the purchase price paid, if any, for the shares plus the ordinary income recognized pursuant to the election under Section 83(b) of the Internal Revenue Code. Such capital gain or loss will be long-term gain or loss eligible for taxation at the 15% tax rate for individuals and other noncorporate taxpayers if such stock has been held for over one year from the receipt of such stock. Any dividends paid with respect to Restricted Stock for which a Section 83(b) election is made will be taxable to the participant at the 15% tax rate for individuals and other noncorporate taxpayers.

         In the event that a participant forfeits Restricted Stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant with respect to Restricted Stock for our taxable year in which, or with which, ends the taxable year of the participant in which such ordinary income is recognized.

         Special Rules Applicable To "Insiders." If a recipient of an award is an "insider" (a director, officer or other individual subject to Section 16 of the Exchange Act), the recipient may be required to defer determination of the amount of income and the timing of income recognition in connection with an award under the plan, and the beginning of the holding period for any shares the recipient receives, until the expiration of any period during which the recipient would be restricted from disposing of any shares the recipient received. If a recipient is an insider, the recipient is advised to consult a tax advisor to determine the tax consequences of an award granted to the recipient under the plan.

         Section 162(M). Under Section 162(m) of the Code, we may be precluded from claiming a federal income tax deduction for compensation in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Compensation would include any amounts received under an award in connection with which ordinary income is recognized. An exception does exist, however, for "performance-based" compensation, including amounts received upon the exercise of Stock Options and amounts received under Stock Appreciation Rights pursuant to a plan approved by stockholders that meets certain requirements. The Plan is intended to allow option grants made thereunder to meet the requirements of "performance-based" compensation.

NEW PLAN BENEFITS

         The following table sets forth the benefits or amounts from the Plan that will be allocated or received by each of the following persons:

         o        Each executive officer and director of iGames;

         o        All current executive officers, as a group;

         o All current directors who are not executive officers, as a group; and

         o All employees, including officers that are not executive officers, as a group.

                                NEW PLAN BENEFITS

                                  2003 AMENDED AND RESTATED STOCK INCENTIVE PLAN
                                  ----------------------------------------------
                                  DOLLAR VALUE                   NUMBER OF UNITS
                                  -------------                  ---------------

Christopher M. Wolfington         $4,453,150(1)                      2,635,000
Wayne DiMarco                         30,800(2)                         20,000
Jeremy Stein                               0(3)                        187,500
Executive Group                    4,453,150(1)                      2,635,000
Non-Executive Director Group          30,800(2)                         20,000
Non-Executive Officer Group                0(3)                        187,500

(1) Dollar value is based upon the difference between the closing price of the common stock on the NASD OTC Bulletin Board on January 2, 2004, and $.01, the exercise price of the options granted. On January 2, 2004, the closing price was $1.70

(2) Dollar value is based upon the difference between the closing price of the common stock on the NASD OTC Bulletin Board on January 22, 2004, and $.01, the exercise price of the options granted. On January 22, 2004, the closing price was $1.55.

(3) As these options were granted at an exercise price equal to the closing price of the common stock on the NASD OTC Bulletin Board on the date of grant, they have no dollar value.

         We expect to grant additional options to purchase shares of our common stock in the future to the persons listed on the table above and to other eligible participants. The grant of options in the future to these persons is entirely within the discretion of the Board of Directors or a duly constituted committee thereof. We cannot determine the nature, amount or the dollar value of stock option awards that may be made in the future.

EXECUTIVE COMPENSATION

         The following tables set forth certain information relating to compensation paid or accrued by us for the past three fiscal years to our Chief Executive Officer and executive officers whose cash paid compensation exceeded $100,000 for the year ended March 31, 2004 (the "Named Executive Officers"). Only those columns which call for information applicable to us or the Named Executive Officers for the periods indicated have been included in such tables.

                                          SUMMARY COMPENSATION TABLE
                                                                                                   Long-Term
                                                                                                  Compensation
                                                                 Annual Compensation                 Awards
                                                       ----------------------------------------   ------------
                                            Fiscal                                                 Number of
                                          Year Ended                               Other Annual    Shares or
 Name and Principal Position               March 31      Salary         Bonus      Compensation     Options
 ---------------------------              ----------   -----------   -----------   ------------   ------------
 Christopher M. Wolfington, Chairman,        2004      $ 90,429      $200,000        $14,051      2,635,000(2)
 Chief Executive Officer, President (1)

 Jeremy Stein, President (3)                 2004      $115,750      $  8,000(4)     $     0        125,000(5)

                                             2003      $ 50,000(6)   $      0        $     0         62,500(7)

______________

(1) Mr. Wolfington was appointed our Chairman, Chief Executive Officer and President on January 2, 2004, effective upon the consummation of our acquisition of Money Centers of America, Inc. Prior to that date, he was President of Money Centers of America, Inc., a position he still holds. All compensation figures are for the period commencing January 2, 2004.

(2) Pursuant to his employment agreement Mr. Wolfington received options to purchase 2,635,000 shares of Common Stock.

(3) Mr. Stein served as our Chief Executive Officer, President and a director from April 31, 2002 until January 2, 2004, and as Secretary, Treasurer and a director thereafter.

(4) This bonus was not paid as of March 31, 2004 and was recorded as an accrued expense at that time.

(5) Pursuant to his employment agreement Mr. Stein received options to purchase 62,500 shares of our common stock at an exercise price of $2.04 per share and options to purchase 62,500 shares of our common stock at an exercise price of $2.00 per share in Fiscal 2004.

(6) Mr. Stein began taking salary as of November 1, 2002 at the rate of $120,000 per annum.

(7) Pursuant to his employment agreement Mr. Stein received a grant of 62,500 shares of our common stock on the effective date of his employment agreement.


         Option Grants For the Fiscal Year Ended March 31, 2004

         Pursuant to his employment agreement, Mr. Wolfington received grants of options to purchase an aggregate of 2,635,000 shares of our common stock in Fiscal 2004. Each of these options has an exercise price of $.01 per share and is exercisable for a period of ten years from the date of grant. These grants represent approximately 90.6% of the options granted to our employees in fiscal 2004.

         Pursuant to his employment agreement, in Fiscal 2004 Mr. Stein received grants of options to purchase 62,500 shares of our common stock at an exercise price of $2.04 per share and options to purchase 62,500 shares of our common stock at an exercise price of $2.00 per share. These grants represent approximately 4.3% of the options granted to our employees in fiscal 2004.

         The following table sets forth information concerning year-end option values for Fiscal 2004 for the executive officers named in our Summary Compensation Table above.

                                         FISCAL YEAR END OPTION VALUES
                                                                                   Value of Unexercised
                        Number of Unexercised Options                              In-the-Money Options
                             at Fiscal Year End                                     at Fiscal Year End
 -------------------------------------------------------------------         ---------------------------------
           Name                    Exercisable         Unexercisable         Exercisable         Unexercisable
 -------------------------         -----------         -------------         -----------         -------------
 Christopher M. Wolfington         2,635,000(1)              0               $1,449,250(2)             $0
 Jeremy Stein                        125,000(3)              0                       $0(2)             $0

______________

(1) Consists of options to purchase 2,635,000 shares of our common stock at an exercise price of $.01 per share.

(2)      Based on a closing sales price of $.56 per share on March 31, 2004.

(3) Consists of options to purchase 62,500 shares of our common stock at an exercise price of $2.04 per share and 62,500 shares of our common stock at an exercise price of $2.00 per share.


         Long Term Incentive Plans

         We currently do not have any long-term incentive plans.

EMPLOYMENT AGREEMENTS

         In November 2002 we entered into an employment agreement with Mr. Stein. As there is no term to this agreement, Mr. Stein is an employee at-will. Mr. Stein's compensation is $120,000 per annum with any increases subject to review and approval by our Board of Directors. Pursuant to his employment agreement, Mr. Stein is entitled to participate in all health and other benefits programs that cover substantially all of the Company's employees. On the date he entered into the employment agreement, Mr. Stein was granted 250,000 shares of restricted stock. In addition, every six months during the term of his employment agreement, Mr. Stein is entitled to receive an additional grant of options to purchase 62,500 shares of common stock (split-adjusted) with an exercise price equal to the closing bid price of the Company's common stock on the date of grant.

         In January 2004, we entered into a five-year employment agreement with Christopher M. Wolfington, our Chairman, President and Chief Executive Officer. In addition to an annual salary of $350,000 per year (subject to annual increases at the discretion of the Board of Directors) (the "Base Salary"), Mr. Wolfington's employment agreement provides for a $200,000 signing bonus, a guaranteed bonus equal to 50% of his Base Salary in any calendar year (the "Guaranteed Bonus") and a discretionary incentive bonus of up to 50% of his Base Salary in any calendar year pursuant to a bonus program to be adopted by the Board of Directors (the "Incentive Bonus"). Pursuant to his employment agreement, Mr. Wolfington is entitled to fringe benefits including participation in retirement plans, life insurance, hospitalization, major medical, paid vacation, a leased automobile and expense reimbursement. In addition, Mr. Wolfington received options to purchase 760,000 shares of our common stock at an exercise price of $.01, which are immediately vested, and options to purchase 1,875,000 shares our common stock at an exercise price of $.01, which have vested due to the issuance of a commitment letter by Mercantile Capital, L.P.

to refinance our vault cash and working capital financing with a $25,000,000 line of credit. In addition, we have agreed to grant Mr. Wolfington options to purchase an aggregate of 3,530,780 shares of our common stock, which shall vest upon our achievement of certain cash flow objectives in 2004 to be defined by the Board of Directors. In the event there is a change of control after which Mr. Wolfington is asked to relocate his principal business location more than 35 miles, his duties are significantly reduced from the duties he had immediately prior to the change of control or there is a material reduction in his Base Salary in effect immediately prior to the change of control and, as a result of any of the foregoing, Mr. Wolfington resigns his employment hereunder within one year after the date of the change of control, then Mr. Wolfington shall be entitled to receive as severance payments, his Guaranteed Bonus, his Base Salary and his insurance benefits for a period equal to the greater of the initial term of the agreement or 24 months from the date of the termination or cessation of Mr. Wolfington's employment. For purposes of Mr. Wolfington's employment agreement, a change of control occurs if we sell all or substantially all of our assets or if shares of our capital stock representing more than 50% of the votes which all stockholders are entitled to cast are acquired, by purchase, merger, reorganization or otherwise) by any person or group of affiliated persons not an affiliate of iGames at the time of such acquisition.

         Repricing of Options

         We have not adjusted or amended the exercise price of any stock options.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of August 12, 2004, 5,524,394 shares of Common Stock and 1,351,640 shares of Series A Preferred Stock were issued and outstanding.

INFORMATION AS TO OWNERSHIP OF COMMON STOCK BY OFFICERS, DIRECTORS AND OWNERS OF 5% OR MORE OF OUR COMMON STOCK

         For purposes of computing the percentages under this table, it is assumed that all options and warrants to acquire Common Stock which have been issued to the directors, executive officers and the holders of more than 5% of Common Stock and are fully vested or will become fully vested within 60 days of the date of this Information Statement have been exercised by these individuals and the appropriate number of shares of Common Stock have been issued to these individuals.

                                                                AMOUNT AND NATURE OF
 NAME OF BENEFICIAL OWNER (1)              POSITION           BENEFICIAL OWNERSHIP (1)     PERCENTAGE OF CLASS
 -------------------------------      ------------------      ------------------------     -------------------
 Christopher M. Wolfington             President, Chief            2,637,000 (2)(3)               32.3%
 700 South Henderson Road             Executive Officer,
 King of Prussia, PA 19406              Chairman of the
                                             Board

 Jeremy Stein                              Director                  300,000 (4)                   5.3%
 301 Yamato Road, Suite 2199
 Boca Raton, FL 33431

 Michele Friedman                      Beneficial Owner              982,500                      17.8%
 17621 Circle Pond Court
 Boca Raton, FL 33496

 Wayne DiMarco                             Director                   20,000 (5)                    *
 131 East Church Road
 King of Prussia, PA 19406

 Barry Bekkedam                            Director                   20,000 (6)                    *
 1200 Liberty Ridge Drive
 Suite 340
 Wayne, PA 19087

                                                                AMOUNT AND NATURE OF
 NAME OF BENEFICIAL OWNER (1)              POSITION           BENEFICIAL OWNERSHIP (1)     PERCENTAGE OF CLASS
 -------------------------------      ------------------      ------------------------     -------------------
 Bomoseen Associates, L.P. (7)         Beneficial Owner              518,750 (8)                   9.0%
 1 PPG Plaza, Suite 2970
 Pittsburgh, PA 15222

 Theodore Stern (7)                    Beneficial Owner              535,000 (9)                   9.2%
 1 PPG Plaza, Suite 2970
 Pittsburgh, PA 15222

 Helene Regen                          Beneficial Owner              735,295                      13.3%
 6151 West Century Boulevard,
 Suite 300
 Los Angeles, CA 90060-5314

 Samuel Freshman                       Beneficial Owner              735,295                      13.3%
 6151 West Century Boulevard,
 Suite 300
 Los Angeles, CA 90060-5314

 All Executive Officers and                                   ------------------------     -------------------
 Directors as a group (4 persons)                                  3,007,000                      35.9%

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. All shares are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.

(2) Does not include shares of common stock issuable upon conversion of issued and outstanding shares of Series A Convertible Preferred Stock as these shares are not presently convertible and it is not presently contemplated that these shares will be convertible within the next 60 days.

(3) Includes currently exercisable options to purchase 2,635,000 shares of Common Stock.

(4) Includes currently exercisable options to purchase 187,500 shares of Common Stock.

(5) Includes currently exercisable options to purchase 20,000 shares of Common Stock.

(6) Includes currently exercisable options to purchase 20,000 shares of Common Stock.

(7) Theodore Stern exercises voting and dispositive control over the shares owned by Bomoseen Associates, L.P.

(8) Includes currently exercisable warrants to purchase 256,250 shares of Common Stock.

(9) Includes currently exercisable warrants to purchase 256,250 shares of Common Stock owned by Bomoseen Associates, L.P. and currently exercisable warrants to purchase 16,250 shares of Common Stock owned by Mr. Stern individually.

INFORMATION AS TO OWNERSHIP OF SERIES A PREFERRED STOCK BY OFFICERS, DIRECTORS AND OWNERS OF 5% OR MORE OF OUR SERIES A PREFERRED STOCK

                                     AMOUNT AND NATURE OF
 NAME OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP (1)  PERCENTAGE OF CLASS
 ------------------------          ------------------------  -------------------
 Christopher M. Wolfington               1,243,509(2)               92.0%
 700 South Henderson Road
 King of Prussia, PA 19406
                                   ------------------------  -------------------
 All Executive Officers and
 Directors as a group (4 persons)        1,243,509                  92.0%

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. All shares are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.

(2) Based upon 1,351,640 shares of Series A Preferred Stock outstanding at January 16, 2004. Includes 270,328 shares of Series A Preferred Stock owned by the 2003 Grantor Retained Annuity Trust of Christopher M. Wolfington. Does not include 54,066 shares of Series A Preferred Stock owned by the 2003 Irrevocable Trust of Christopher M. Wolfington as Mr. Wolfington is not the beneficial owner of such securities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have engaged IntuiCode, LLC to provide software development services to us. During the year ended March 31, 2003, we paid IntuiCode approximately $88,250, and during the year ended March 31, 2004 we paid IntuiCode approximately $$117,000 plus reimbursement of $7,154 in expenses. We acquired the rights to the Protector(TM) from IntuiCode, and paid aggregate royalties to IntuiCode of approximately $40,965 for the year ended March 31, 2003 and $55,634 for the year ended March 31, 2004. Jeremy Stein, a member of our board of directors, is also the Chief Executive Officer and the holder of a significant minority percentage of the outstanding membership interests of IntuiCode. We believe the terms of IntuiCode's engagement are at least as fair as those that we could have obtained from unrelated third parties in arms-length negotiations.

                                  OTHER MATTERS

         There is no other business to be transacted by written consent in lieu of a special meeting to which this Information Statement pertains.

                             ADDITIONAL INFORMATION

         PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet as set forth below. The complete mailing address of our principal executive offices is 700 N. Henderson Road, Suite 210, King of Prussia, Pennsylvania, 19406. We are subject to the reporting requirements of the Securities Exchange Act of 1934, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting Jeremy Stein at 1-800-530-1558.

                                       By Order of the Board of Directors

King of Prussia, Pennsylvania
________ __, 2004

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
                                     ANNEX A

                         SHAREHOLDERS DISSENTERS' RIGHTS
                  Rights of Dissenting Owners Under Nevada Law

        92A.300 DEFINITIONS.-As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

        92A.305 "BENEFICIAL STOCKHOLDER" DEFINED.-"Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

        92A.310 "CORPORATE ACTION" DEFINED.-"Corporate action" means the action of a domestic corporation.

        92A.315 "DISSENTER" DEFINED,"Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

        92A.320 "FAIR VALUE" DEFINED.--Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

        92A.325 "STOCKHOLDER" DEFINED.-"Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

        92A.330 "STOCKHOLDER OF RECORD" DEFINED.-"Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

        92A.335 "SUBJECT CORPORATION" DEFINED.-"Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

        92A.340 COMPUTATION OF INTEREST.-Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

        92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP.-A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

        92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED LIABILITY COMPANY.-The articles of organization or operating agreement of a domestic limited liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

        92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT
CORPORATION.

        1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

        2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

        92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

        1. Except as otherwise provided in NRS 92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

        (a) Consummation of a plan of merger to which the domestic corporation is a party:

        (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger, or

        (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

        (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

        (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

        2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

        92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

        1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

        (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

        (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

        (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of-

        (I) The surviving or acquiring entity; or

        (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 interests of record; or

        (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (1) and (11) of subparagraph (1) of paragraph (b).

        2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A. 130.

        92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

        1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

        2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if-

        (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

        (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

        92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

        1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

        2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Last amended by Ch. 208, L. '97, eff. 10-1-97.)

        92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

        1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

        (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

        (b) Must not vote his shares in favor of the proposed action.

        2. A stockholder who does not satisfy the requirements of subsection I is not entitled to payment for his shares under this chapter.

        92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

        1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

        2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

        (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

        (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

        (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

        (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

        (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

        92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

        1. A stockholder to whom a dissenter's notice is sent must:

        (a) Demand payment;

        (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

        (c) Deposit his certificates, if any, in accordance with the terms of the notice.

        2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

        3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Last amended by Ch. 208, L. '97, eff. 10-1-97.)

        92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

        1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

        2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

        92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

        1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

        (a) Of the county where the corporation's registered office is located;
or

        (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

        2. The payment must be accompanied by:

        (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

        (b) A statement of the subject corporation's estimate of the fair value of the shares;

        (c) An explanation of how the interest was calculated;

        (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

        (e) A copy of NRS 92A.300 to 92A.500, inclusive.

        92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

        1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

        2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of -the fair -value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

        92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE

        1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

        2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

        92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

        1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

        3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

        4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. 'Me court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as par-ties in other civil proceedings.

        5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

        (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

        (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

        92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

        1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

        2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

        (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

        (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

        3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

        4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

        5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of this 10th day of August, 2004, pursuant to Section 92A.190 of the Nevada Revised Statutes (the "NRS") and Section 252 of the General Corporation Law of the State of Delaware (the "GCL"), by and between iGames Entertainment, Inc. a Nevada corporation (the "Parent") and Money Centers of America, Inc., a Delaware corporation (the "Subsidiary").

                                    RECITALS:

         WHEREAS, the Parent is a corporation organized and existing under the laws of the State of Nevada;

         WHEREAS, the Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of the Parent;

         WHEREAS, the Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with an authorized capital stock consisting of 12,500,000 shares of common stock, $.004 par value per share (the "Parent Common Stock"), 4,053,804 of which are issued and outstanding on the date hereof, and 5,000,000 shares of preferred stock, par value $0.004 per share (the "Parent Preferred Stock"), of which 1,531,640 shares of Series A Preferred Stock (the "Series A Stock") are outstanding on the date hereof;

         WHEREAS, there are issued and outstanding options to purchase Common Shares (the "iGames Options") and warrants to purchase such shares (the "iGames Warrants"), including without limitation warrants to purchase Common Shares issued in connection with the January 2004 merger of the Subsidiary into a subsidiary of Parent (the "Money Centers Merger Warrants");

         WHEREAS, the Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with an authorized capital stock consisting of 150,000 shares of common stock, $.001 par value per share, 100 shares of which are issued and outstanding on the date hereof and held by Parent, and 20,000,000 shares of preferred stock, $.001 par value per share, none of which is issued and outstanding;

         WHEREAS, the Subsidiary has no options (the "Subsidiary Options") or warrants (the "Subsidiary Warrants") issued and outstanding;

         WHEREAS, the respective Boards of Directors of the Parent and the Subsidiary have authorized and approved the merger of the Parent with and into the Subsidiary subject to and upon the terms and conditions of this Merger Agreement (the "Merger") and Sections 92A.120 and 92A.190 of the NRS and Section 252 of the GCL, and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to the shareholders of the Parent for their approval; and

         WHEREAS, the parties hereto desire that the Parent merge with and into the Subsidiary and that the Subsidiary shall continue as the surviving corporation in such merger, which is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Nevada and the laws of the State of Delaware (the "Merger").

NOW THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                          PRINCIPAL TERMS OF THE MERGER

         Section 1.1 Merger of Parent into Subsidiary. At the Effective Time of the Merger (as defined in Section 1.2 hereof), the Parent shall merge with and into the Subsidiary in accordance with the NRS and the DGCL. The separate existence of the Parent shall thereupon cease and the Subsidiary shall be the surviving corporation

(hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware.

         Section 1.2 Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) appropriate articles of merger are filed with the Secretary of State of the State of Nevada pursuant to Section 92A.200 of the NRS, and (b) an appropriate certificate of merger is filed with the Secretary of the State of Delaware in accordance with Section 252 of the DGCL.

         Section 1.3 Effects of the Merger. At the Effective Time of the Merger, the Merger shall have the effects specified in the NRS, the DGCL and this Merger Agreement.

         Section 1.4 Certificate of Incorporation and Bylaws. At the Effective Time of the Merger, the Certificate of Incorporation and bylaws of the Subsidiary, as in effect immediately prior to the Effective Time of the Merger, shall become the Certificate of Incorporation and bylaws of the Surviving Corporation until duly amended in accordance with their terms and as provided by the DGCL.

         Section 1.5 Directors and Officers. At the Effective Time of the Merger, the directors and officers of the Subsidiary in office at the Effective Time of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

         Section 1.6 Shareholders' Dissenters Rights. The Shareholders of the Parent are entitled to dissenters' rights under sections 92A.300 through 92A.500 of the NRS.

                                   ARTICLE II

                        CONVERSION AND EXCHANGE OF STOCK

         Section 2.1 Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously:

         (a) Each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one (1) validly issued, fully paid and nonassessable share of the Surviving Corporation's common stock, par value $0.001 per share (the "Surviving Corporation Common Stock").

         (b) Each share of Series A Stock issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one and 15/100 (1.15) validly issued, fully paid and nonassessable shares of Surviving Corporation Common Stock.

         (c) Each option to purchase shares of Parent Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of Surviving Corporation Common Stock, which is equal to the number of shares of Parent Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Time of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be the exercise price per share thereunder immediately prior to the Effective Time of the Merger, unless otherwise provided in the instrument granting such option.

         (d) Each warrant (other than Money Centers Merger Warrants) to purchase shares of Parent Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to purchase, upon the same terms and conditions, the number of shares of Surviving Corporation Common Stock which is equal to the number of shares of Parent Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Time of the Merger (whether or not such warrant was then exercisable) and the exercise price per share under each of said warrants shall be the exercise price per share thereunder immediately prior to the Effective Time of the Merger, unless otherwise provided in the instrument granting such warrant.

         (d) Each Money Centers Merger Warrant outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one and 15/100 (1.15) validly issued, fully paid and nonassessable shares of Surviving Corporation Common Stock.

         (e) Each share of the Subsidiary's Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

         Section 2.2  Exchange.

         (a) After the Effective Time of the Merger, each certificate theretofore representing issued and outstanding shares of Parent Common Stock shall represent one (1) share of Surviving Corporation Common Stock.

         (b) At any time on or after the Effective Time of the Merger, each holder of an outstanding certificate theretofore representing Parent Common Stock will be requested to surrender such certificate to _________________ as the exchange agent (the "Exchange Agent"). As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Merger represented shares of Parent Common Stock, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate has been issued certificates registered in the name of such person representing the number of full shares of the Surviving Corporation's Stock into which the shares of Parent Common Stock previously represented by the surrendered certificate shall have been reclassified.

         (c) No certificates or scrip representing fractional shares of Surviving Corporation Common Stock shall be issued in connection with the Merger. Instead, stockholders holding a number of shares of Parent Common Stock not evenly divisible by the exchange ratio, and stockholders holding less than the exchange ratio of shares of Parent Common Stock, upon surrender of their old certificates, will receive cash in lieu of fractional shares of Surviving Corporation Common Stock. The price payable by the Parent will be determined by multiplying the fraction of a share of new Surviving Corporation Common Stock by the closing price for that number of shares as determined by the Board of Directors of Parent Common Stock at the Effective Time of the Merger for which transactions in Parent Common Stock are reported, as reported by the Nasdaq Over the Counter Bulletin Board.

                                   ARTICLE III

                EMPLOYEE BENEFIT AND INCENTIVE COMPENSATION PLANS

         At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, Parent Common Stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Surviving Corporation Common Stock.

                                   ARTICLE IV

                                   CONDITIONS

         Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

         Section 4.1 Shareholder Approval. This Merger Agreement and the Merger shall have been adopted and approved by the affirmative vote of a majority of the votes entitled to be cast by all shareholders of the Parent entitled to vote on the record date fixed for determining the shareholders of the Parent entitled to vote thereon. This Agreement and the Merger shall also have been adopted and approved by the Parent as the holder of all the outstanding shares of the Subsidiary's Common Stock prior to the Effective Time of the Merger.

         Section 4.2 Third Party Consents. The Parent shall have received all required consents to and approvals of the Merger.

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 Amendment. This Merger Agreement may be amended, modified or supplemented in whole or in part, at any time prior to the Effective Time of the Merger with the mutual consent of the boards of directors of the parties hereto; provided, however, that the Merger Agreement may not be amended after it has been adopted by the shareholders of the Parent in any manner which, in the judgment of the board of directors of the Parent, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law.

         Section 5.2 Termination. This Merger Agreement may be terminated or abandoned by the parties hereto at any time prior to the filing of the certificate of merger notwithstanding approval of this Merger Agreement by the shareholders of either or both of the Parent or the Subsidiary.

         Section 5.3 Necessary Actions, etc. If at any date after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of the Parent, the Parent and its officers and directors at the Effective Time of the Merger shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

         Section 5.4 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

         Section 5.5 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Merger Agreement.

         Section 5.6 Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Nevada shall mandatorily apply to the Merger.

         IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Merger Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Merger Agreement to be duly executed on the date set forth above.

                                       IGAMES ENTERTAINMENT, INC.

                                       By: /s/ Christopher M. Wolfington
                                           -----------------------------
                                           Christopher M. Wolfington
                                           Chief Executive Officer


                                       MONEY CENTERS OF AMERICA, INC.

                                       By: /s/ Christopher M. Wolfington
                                           -----------------------------
                                           Christopher M. Wolfington
                                           Chief Executive Officer

                                    EXHIBIT B

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                         MONEY CENTERS OF AMERICA, INC.


         MONEY CENTERS OF AMERICA, INC., a corporation existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         1. The name of the Corporation is Money Centers of America, Inc. The date of the filing of the Corporation's original Certificate of Incorporation was October 10, 1997.

         2. This Restated Certificate of Incorporation restates, integrates and amends the Certificate of Incorporation of the Corporation.

         3. This Restated Certificate of Incorporation was duly adopted by written consent of the stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the "GCL").

         4. The text of the Certificate of Incorporation as amended heretofore is further amended hereby to read as herein set forth in full:

         FIRST - The name of the corporation is Money Centers of America, Inc.

         SECOND - The registered office of the Corporation in the State of Delaware is to be located at 32 W. Loockerman Street, Suite 109, Dover, Delaware 19901, in the County of Kent. The registered agent at this address is Capitol Corporate Services, Inc.

         THIRD - The nature of the business to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the GCL.

         FOURTH - The total number of shares of capital stock of the Corporation that the Corporation shall have authority to issue is One Hundred Seventy Million (170,000,000), of which One Hundred Fifty Million (150,000,000) shares having a par value of $0.001 per share shall be designated as Common Stock and Twenty Million (20,000,000) shares having a par value of $0.001 per share shall be designated as Preferred Stock. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given. The Common Stock and the Preferred Stock may be issued from time to time without further action by the stockholders. The Common Stock and the Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

         A.       Common Stock

         The shares of Common Stock shall be alike and equal in all respects and shall have one vote for each share. After any requirements with respect to preferential dividends, if any, on the Preferred Stock have been met, then, and not otherwise, dividends payable in cash or in any other medium may be declared by the Board of Directors and paid on the shares of Common Stock. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

         B.       Preferred Stock

         The Board of Directors is expressly granted authority to issue shares of the Preferred Stock. The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors) and such resolution or resolutions shall also set forth, with respect to each such series of Preferred Stock, the following:

(1) The distinctive designation, stated value and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(2) The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

(3) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

(4) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

(5) The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(6) Whether the shares of that series shall be convertible into or exchangeable for shares of capital stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange including the rate of conversion or exchange, the date upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event upon or after which they shall be convertible or exchangeable at whose option they shall be convertible or exchangeable, and the method of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

(7) Whether the shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(8) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

(9) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualification, limitation or restriction of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Delaware.

SECTION 1. FIFTH - Section 1. No Person may become the Beneficial Owner of five percent (5%) or more of any class or series of the Corporation's issued and outstanding capital stock unless such Person agrees in writing to: (i) provide to the Gaming Authorities information regarding such Person, including without limitation thereto, information regarding other gaming-related activities of such Person and financial statements, in such form, and with such updates, as may be required by any Gaming Authority; (ii) respond to written or oral questions that may be propounded by any Gaming Authority; and (iii) consent to the performance of any background investigation that may be required by any Gaming Authority, including without limitation thereto, an investigation of any criminal record of such Person.

SECTION 2. Section 2. Notwithstanding any other provisions in this Certificate, but subject to the provisions of any resolution of the Board of Directors creating any series of Preferred Stock or any other class of stock which has a preference over Common Stock with regard to dividends or upon liquidation, outstanding shares of capital stock held by a Disqualified Holder shall be subject to redemption at any time by the Corporation by action of the Board of Directors. The terms and conditions of such redemption shall be as follows:

         (a) the redemption price of the shares to be redeemed pursuant to this
Section 2 of this Paragraph FIFTH shall be equal to the Fair Market Value of such shares or such other redemption price as required by pertinent state or federal law pursuant to which the redemption is required;

         (b) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

         (c) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot, or selection in any other manner determined by the Board of Directors;

         (d) at least thirty (30) days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder) provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

         (e) from and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature, which may be held by the Beneficial Owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thereafter be entitled only to receive the cash or Redemption Securities payable upon redemption; and

         (f) such other terms and conditions as the Board of Directors shall determine.

SECTION 3. Capitalized terms used in this Paragraph FIFTH shall have the meanings provided below:

         "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"). The term "registrant" as used in such Rule 12b-2 shall mean the Corporation.

         "Beneficial Owner" shall mean any person who, singly or together with any of such person's Affiliates or Associates, directly or indirectly, has "beneficial ownership" of capital stock (as determined pursuant to Rule 13d-3 of the Act).

         "Closing Price" on any day means the reported closing sales price on the principal United States securities exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the National Association of Securities Dealers Automated Quotation System (including the National Market System, Small Cap Market or OTCBB) or any system then in use, or, if no such prices or quotations are available, the "Fair Market Value" (defined below) on the day in question as determined by the Board of Directors in good faith.

         "Disqualified Holder" shall mean any Beneficial Owner of shares of capital stock of the Corporation or any of its Subsidiaries, whose holding of shares of capital stock may result or, when taken together with the holding of shares of capital stock by any other Beneficial Owner, may result, in the judgment of the Board of Directors, in (i) the disapproval, modification, or non-renewal of any contract under which the Corporation or any of its Subsidiaries has sole or shared authority to manage any gaming operations, or
(ii) the loss or non-reinstatement of any license or franchise from any governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary, which license or franchise is conditioned upon some or all of the holders of capital stock meeting certain criteria.

         "Fair Market Value" of a share of capital stock shall mean the average Closing Price for such a share for the forty-five (45) most recent days during which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall have been given pursuant to subparagraph (d) of Section 2 of this Paragraph FIFTH; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board of Directors in good faith; and provided, further, however, that "Fair Market Value" as to any stockholder who purchases any stock subject to redemption within 120 days prior to a Redemption Date need not (unless otherwise determined by the Board of Directors) exceed the purchase price paid for such shares.

         "Gaming Authorities" shall mean the National Indian Gaming Commission, or any other tribal or governmental authority regulating any form of gaming that has jurisdiction over the Corporation or its Subsidiaries.

         "Person" shall mean any natural person, corporation, firm, partnership, association, government, governmental agency, or any other entity, whether acting in an individual, fiduciary, or any other capacity.

         "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to Section 2 of this Paragraph FIFTH.

         "Redemption Securities" shall mean any debt or equity securities of the Corporation, any Subsidiary or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to subparagraph (d),
Section 2 of this Paragraph FIFTH, at least equal to the Fair Market Value of the shares to be redeemed pursuant to Section 2 of this Paragraph FIFTH (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

         "Subsidiary" shall mean any company of which a majority of any class of equity security is beneficially owned by the Corporation.

         SIXTH - The Corporation shall have perpetual existence.

         SEVENTH - The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         EIGHTH - A director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director except for liability to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; or (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) under Section 174 of the GCL; or (iv) for any transaction from which the director derived an improper personal benefit.

         NINTH - In the furtherance and not in limitation of the objects, purposes and powers conferred by the laws of the State of Delaware, the directors of the Corporation shall have the power to make and to alter or amend the By-Laws; to fix the amount to be reserved as working capital; and to authorize and cause to be executed, mortgages and liens, without limit as to the amount, upon the property and franchise of the Corporation.

         TENTH - Meetings of the stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept, subject to any provisions contained in the statutes, outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

         ELEVENTH - The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereinafter prescribed by statute, and all rights conferred upon stockholders are herein granted subject to this reservation.

         THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate, and does certify that the facts herein stated are true; and accordingly does set forth his hand.



Dated:   ____________________      MONEY CENTERS OF AMERICA, INC.


                                   By: __________________________________
                                   Name: Christopher M. Wolfington
                                   Title:  President and Chief Executive Officer

                                    EXHIBIT C

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                         MONEY CENTERS OF AMERICA, INC.


                                    ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The registered office of Money Centers of America, Inc. (the "Corporation") shall be at 32 W. Loockerman Street, Suite 109, Dover, Delaware 19901, in the County of Kent. The registered agent at this address is Capitol Corporate Services, Inc.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the United States as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these amended and restated bylaws (the "Bylaws").

         Written notice of an annual meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting at his, her or its address last known as the same appears on the books of the Corporation, not less than ten (10) nor more than sixty (60) days before the date of the meeting.

         To be properly brought before the annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred and twenty (120) days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders or if the Corporation did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than thirty (30) days before or after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting and the tenth (10th) day following the date on which public announcement of the date of such annual meeting is first made. A stockholder's notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

         Section 3. Special Meetings. Unless otherwise prescribed by law or by the amended and restated certificate of incorporation of the Corporation (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may only be called by a majority of the entire Board of Directors, the Chairman of the Board or the Chief Executive Officer. Written notice of a special meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice. The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of same to the stockholders, and the respective addresses to which the same were to be mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

         Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of outstanding shares of capital stock representing a majority of the voting power of the Corporation, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of the shares representing a majority of the voting power, present in person or represented by proxy, and entitled to vote at the meeting, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation, the rules or regulations of any stock exchange applicable to the Corporation or these Bylaws, any question (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder, unless otherwise provided by the Certificate of Incorporation. Such votes may be cast in person or by proxy but no proxy shall be voted after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         Section 6. Determination of Stockholders of Record.

         (a) Meetings of Stockholders. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day immediately preceding the day on which notice is given, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

         (b) Consent of Stockholders. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware (the "GCL"), shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the GCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         (c) Dividends. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 7. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

         Section 8. Inspectors of Election.

         (a) Appointment. All elections of directors shall be by written ballot, unless otherwise provided in the Certificate of Incorporation; the vote upon any other matter need not be by ballot. In advance of any meeting of stockholders, the Board of Directors may appoint one or more inspectors, who need not be stockholders, to act at the meeting and to make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the person's best ability.

         (b) Duties. The inspectors shall ascertain the number of shares outstanding and the voting power of each, shall determine the shares represented at the meeting and the validity of proxies and ballots, shall count all votes and ballots, shall determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and shall certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

         (c) Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless a court with appropriate jurisdiction upon application by a stockholder shall determine otherwise.

         (d) Reconciliation of Proxies and Ballots. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with

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those proxies, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b) shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

         Section 9. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 10. Adjournment. Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote shall direct.

         Section 11. Shareholder Action Without Meetings. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III
                                    DIRECTORS

         Section 1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than three (3) nor more than twenty (20). The exact number of directors shall be fixed from time to time by the Board of Directors, within the limits specified in this Article III Section 1 or in the Certificate of Incorporation. Directors need not be stockholders of the Corporation.

         Section 2. Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the next annual meeting of stockholders or until such director's earlier resignation, removal from office, death or incapacity. Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, but only for cause, by that vote of the stockholders of the Corporation required under the GCL. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and each director so chosen shall hold office until the next annual meeting of stockholders and until such director's successor shall be duly elected and shall qualify, or until such director's earlier resignation, removal from office, death or incapacity.

         Section 3. Nominations. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section 3. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days prior

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

to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders or if the Corporation did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than thirty (30) days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting and the tenth (10th) day following the date on which public announcement of the date of such annual meeting is first made. Such stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         Section 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board or Chief Executive Officer or a majority of the entire Board of Directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight
(48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

         Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be. If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time until a quorum shall be present.

         Section 6. Actions of Board of Directors. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 7. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Article III, Section 7 shall constitute presence in person at such meeting.

         Section 8. Committees of the Board of Directors. There is hereby established as a committee of the Board of Directors an Audit Committee having the powers and functions set forth below and such additional powers as may be delegated to it by the Board of Directors. The Board of Directors may from time to time establish additional standing committees or special committees of the Board of Directors including, but not limited to, a Compensation Committee and a Nominating Committee, each of which shall have such powers and functions set

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

forth below or as may be delegated to it by the Board of Directors. The Board of Directors may abolish any committee established by or pursuant to this Section 8 as it may deem advisable. Each such committee shall consist of one or more directors, the exact number being determined from time to time by the Board of Directors. Designations of the chairman and members of each such committee, and, if desired, a vice chairman and alternates for members, shall be made by the Board of Directors. Each such committee shall have a secretary who shall be designated by its chairman and shall keep regular minutes and report to the Board of Directors as required. The vice chairman of a committee shall act as the chairman of the committee in the absence or disability of the chairman.

         (a) Audit Committee. The Audit Committee shall be responsible for the appointment, compensation, retention and oversight of the work of any accounting firm engaged to prepare or issue an audit report or to perform other audit, review or attest services on behalf of the Corporation. The appointment and retention of an accounting firm for each fiscal year shall be made in advance of the annual meeting of stockholders in such fiscal year and shall be submitted for ratification or rejection at such meeting. The Audit Committee shall operate in accordance with a charter approved by the Board of Directors.

         (b) Compensation Committee. The Compensation Committee, if and when designated, shall fix from time to time the salaries of members of the Board of Directors who are officers or employees of the Company, the Chief Executive Officer, the President, and of any and all Vice Presidents of the Company. It also shall perform such functions as may be delegated to it under the provisions of any bonus, supplemental compensation, special compensation or stock option plan of the Company. The Compensation Committee shall operate in accordance with a charter approved by a Board of Directors.

         (c) Nominating Committee. The Nominating Committee, if and when designated, from time to time shall consider and make recommendations to the Board of Directors, to the Chairman of the Board of Directors and to the President with respect to the nominations or elections of directors and officers of the Company, senior management succession plans and the appointments of such other employees of the Company as shall be referred to the Committee. The Committee from time to time shall consider the size, composition and functioning of the Board of Directors and make recommendations to the Board of Directors with respect to such matters. Prior to the annual meeting of stockholders each year, and prior to any special meeting of stockholders at which a director is to be elected, the Committee shall recommend to the Board of Directors persons proposed to constitute the nominees whose election at such meeting will be recommended by the Board of Directors. The authority vested in the Committee by this section shall not derogate from the power of individual members of the Board of Directors to recommend or place in nomination persons other than those recommended by the Committee. The Committee also shall perform such other functions and exercise such other powers as may be delegated to it from time to time by the Board of Directors. The Nominating Committee shall operate in accordance with a charter approved by a Board of Directors.

         (d) Other Committees. The Board of Directors, or any committee, officer or employee of the Company may establish additional standing committees or special committees to serve in an advisory capacity or in such other capacities as may be permitted by law, by the Certificate of Incorporation and by the Amended and Restated By-Laws. The members of any such committee need not be members of the Board of Directors. Any committee established pursuant to this
Section 8 may be abolished by the person or body by whom it was established as he, she or it may deem advisable. Each such committee shall consist of two or more members, the exact number being determined from time to time by such person or body. Designations of members of each such committee and, if desired, alternates for members, shall be made by such person or body, at whose will all such members and alternates shall serve.

         Section 9. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed amount (in cash or other form of consideration) for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest,

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

shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and shall consist of: a Chairman of the Board; a Chief Executive Officer; a President; a Secretary; and a Treasurer. The Board of Directors, in its discretion, may also elect one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

         Section 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Except as otherwise provided in this Article IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.

         Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

         Section 4. Chairman of the Board. The Chairman of the Board shall be a member of the Board of Directors, and shall exercise and perform such duties and have such powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. The Chairman of the Board of Directors shall be responsible for scheduling all Board of Directors meetings, annual stockholder meetings, Board of Directors retreats and other activities pertaining to the Board of Directors. He shall also ensure that meeting agendas cover all matters of importance to the Board of Directors and be responsible for making all arrangements for meetings, to include proper notice as provided for herein. The Chairman of the Board of Directors shall also insure that the agenda of meetings is followed and be responsible for communication between the Board of Directors and management, during the period between meetings of the Board of Directors. The Chairman shall monitor the performance of the Board of Directors as a collective body and as individual members and shall further be responsible for strategic and financial planning and shall otherwise insure the setting and maintaining of policies and procedures adopted by the Board of Directors.

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

         Section 5. Chief Executive Officer. The Chief Executive Officer of the Corporation shall supervise, coordinate and manage the Corporation's business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the Chief Executive Officer of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence or disability of the Chairman of the Board, the duties of the Chairman of the Board shall be performed and the Chairman of the Board's authority may be exercised by the Chief Executive Officer and, in the event the Chief Executive Officer is absent or disabled, such duties shall be performed and such authority may be exercised by a director designated for such purpose by the Board of Directors.

         Section 6. President. The President shall have general authority to exercise all the powers necessary for the President of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors, the Chairman of the Board and the Chief Executive Officer. In the absence or disability of the Chief Executive Officer, the duties of the Chief Executive Officer and the Chief Executive Officer's authority (other than the Chief Executive Officer's authority to perform the duties of the Chairman of the Board in the absence or disability of the Chairman of the Board) may be exercised by the President. In the event the President is absent or disabled, such authority may be exercised by a director designated for such purpose by the Board of Directors.

         Section 7. Vice Presidents. The Board of Directors may appoint one or more Vice Presidents. Each Vice President shall perform such duties and have such powers as the Board of Directors from time to time may prescribe. In the absence or disability of the President, the duties of the President and the President's authority (other than the President's authority to perform the duties of the Chief Executive Officer in the absence or disability of the Chief Executive Officer) may be exercised by any Vice-President. If the Board of Directors has appointed more than one Vice President, then the Board of Directors shall establish the order of succession of the Vice Presidents to the duties and authority of the President.

         Section 8. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

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

         Section 10. Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 11. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 12. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V
                                      STOCK

         Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chief Executive Officer, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

         Section 2. Signatures. Any or all of the signatures on the certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

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                                   ARTICLE VI
                                    DIVIDENDS

         Section 1. The Board of Directors shall have power to reserve over and above the capital stock paid in, such an amount in its discretion as it may deem advisable to fix as a reserve fund, and may, from time to time, declare dividends from the accumulated profits of the Corporation in excess of the amounts so reserved, and pay the same to the stockholders of the Corporation, and may also, if it deems the same advisable, declare stock dividends of the unissued capital stock of the Corporation.

                                   ARTICLE VII
                                   AMENDMENTS

         Section 1. By Shareholders. Amendments and changes of these Bylaws may be made by a vote of, or a consent in writing signed individually or collectively by the holders of issued and outstanding capital stock of the Corporation having that number of votes equal to at least a majority of the votes entitled to vote on matters presented to stockholders (other than the election of directors).

         Section 2. By Directors. Amendments and changes of these Bylaws may be made at any regular or special meeting of the Board of Directors by a vote of not less than all of the entire Board of Directors, or may be made by a consent in writing signed individually or collectively by not less than all of the entire Board of Directors.

                                  ARTICLE VIII
                                 CORPORATE SEAL

         Section 1. The Corporation shall have a corporate seal, which shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   ARTICLE IX
                                 INDEMNIFICATION

         Section 1. Nature of Indemnity. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the GCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees) actually and reasonably incurred by such person in connection with such Proceeding and such indemnification shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors. The right to indemnification conferred in this Article IX shall be a contract right and, subject to Sections 2 and 5 hereof, shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         Section 2. Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 1 of this Article IX or advance of expenses under Section 5 of this Article IX shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article IX is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the

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Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this
Article IX shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 3. Article Not Exclusive. The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 4. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article IX.

         Section 5. Expenses. Expenses incurred by any person described in
Section 1 of this Article IX in defending a proceeding shall be paid by the Corporation in advance of such proceeding's final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         Section 6. Employees and Agents. Persons who are not covered by the foregoing provisions of this Article IX and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

         Section 7. Contract Rights. The provisions of this Article IX shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article IX and the relevant provisions of the GCL or other applicable law are in effect, and any repeal or modification of this Article IX or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

                                   ARTICLE X
             WAIVERS OF NOTICE AND EXCEPTIONS TO NOTICE REQUIREMENTS

         Section 1. Waivers of Notice.

         (a) Written Waiver. Whenever notice is required to be given, under any provision of the GCL or of the Certificate of Incorporation or Bylaws, a written waiver, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business

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

to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Board of Directors, or members of a committee of the Board of Directors need be specified in any written waiver of notice of such meeting.

         (b) Waiver by Attendance. Attendance of a person at a meeting, either in person or by proxy, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

         Section 2. Exception to Requirements of Notice.

         (a) General Rule. Whenever notice is required to be given, under any provision of the GCL or of the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

         (b) Stockholders Without Forwarding Addresses. Whenever notice is required to be given, under any provision of the GCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice setting forth the person's then current address, the requirement that notice be given to such person shall be reinstated.

                                   ARTICLE XI
                               GENERAL PROVISIONS

         Section 1. Depositories. All monies of the Corporation shall be deposited when as received by the Treasurer in such bank or banks or other depositary as may from time to time be designated by the Board of Directors, and such deposits shall be made in the name of the Corporation.

         Section 2. Other Securities. The Corporation may take, acquire, hold, mortgage, sell, or otherwise deal in stocks or bonds or securities of any other corporation, if and as often as the Board of Directors shall determine to be advisable and in the best interests of the Corporation.

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
                                    EXHIBIT D

                           iGames Entertainment, Inc.
                 AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN
                        (EFFECTIVE AS OF JANUARY 2, 2004)

                                   ARTICLE I.
                                     PURPOSE

         The purpose of this iGames Entertainment, Inc. Amended and Restated 2003 Stock Incentive Plan (the "Plan") is to enhance the profitability and value of iGames Entertainment, Inc. (the "Company") for the benefit of its stockholders by enabling the Company (i) to offer employees and consultants of the Company and its Affiliates stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and the Company's stockholders and (ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

                                   ARTICLE II.
                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "Affiliate" shall mean, other than the Company, each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

         2.2 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

         2.3 "Board" shall mean the Board of Directors of the Company.

         2.4 "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter:
(i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable state corporate law.

         2.5 "Change in Control" shall have the meaning set forth in Article XI.

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

         2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury regulation thereunder.

         2.7 "Committee" shall mean a committee of the Board that may be appointed from time to time by the Board. To the extent determined appropriate by the Board, or to the extent required under Rule 16b-3 and Section 162(m) of the Code, such committee shall consist of two or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or
Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, with respect to the application of the Plan to non-employee directors, Committee shall mean the Board.

         2.8 "Common Stock" shall mean the Company's common stock, par value $.001 per share, of the Company.

         2.9 "Company" shall mean iGames Entertainment, Inc., a Nevada corporation.

         2.10 "Consultant" shall mean any advisor or consultant to the Company or an Affiliate who is eligible pursuant to Article V to be granted Awards under this Plan.

         2.11 "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

         2.12 "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean the employees of the Company, its Subsidiaries and its Parents who are eligible pursuant to Article V to be granted Stock Options under the Plan.

         2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         2.14 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or the Nasdaq Bulletin Board Exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or
(ii) above, such price as the Committee shall determine, in good faith, based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted or, in the case of a Stock Appreciation Right, the date a notice of exercise is received by the Committee or, if the sale of Common Stock shall not have been reported or quoted on such date, the first day prior thereto on which the sale of Common Stock was reported or quoted.

         2.15 "Good Reason" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "Good Reason" (or words of like import)), or where "Good Reason" is not otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination, or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions

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

"good reason" on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

         2.16 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         2.17 "Limited Stock Appreciation Right" shall mean an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 8.5 of this Plan.

         2.18 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.19 "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

         2.20 "Parent" shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.21 "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees of, and Consultants to, the Company and its Affiliates and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to Awards pursuant to Article IX.

         2.22 "Restricted Stock" shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.

         2.23 "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

         2.24 "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy, shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

         2.25 "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

         2.26 "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

         2.27 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VIII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a Stock Option.

         2.28 "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to
Article VI or non-employee directors pursuant to Article IX.

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

         2.29 "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

         2.30 "Ten Percent Stockholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries and/or its Parents in the manner provided under Section 422 of the Code.

         2.31 "Termination of Consultancy" shall mean, with respect to an individual, that the individual is no longer acting as a Consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

         2.32 "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

         2.33 "Termination of Employment," except as provided in the next sentence, shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Option grant or, if no rights of the Participant are reduced, may otherwise define Termination of Employment thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Affiliates and/or entities that provide substantial services to the Company or its Affiliates to which the Participant has transferred directly from the Company or its Affiliates at the request of the Company.

         2.34 "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III.
                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

         3.2 AWARDS. The Committee shall have full authority to grant, pursuant to the terms of this Plan, (i) Stock Options, (ii) Stock Appreciation Rights, both Tandem and Non-Tandem and (iii) Restricted Stock to Eligible Employees and Consultants. Awards may be granted to non-employee directors of the Company pursuant to Article IX. In particular, the Committee shall have the authority:

         (a) to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

         (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder to one or more Eligible Employees or Consultants;

         (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;

         (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or

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

purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

         (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Subsection 6.3(d) or, with respect to Stock Options granted to non-employee directors,
Section 9.4(c);

         (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees and Consultants in order to exercise Options under the Plan;

         (g) to modify, extend or renew a Stock Option, subject to Article XII hereof, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of such Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

         (h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

         (i) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

         (j) to determine whether a Stock Appreciation Right is Tandem or Non-Tandem; and

         (k) to grant Awards under the Plan as a conversion from, and replacement of, comparable stock options, stock appreciation rights or restricted stock held by employees of another entity who become Eligible Employees of, or Consultants to, the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that replacement Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including, without limitation, that Non-Qualified Stock Options shall be granted in lieu of Incentive Stock Options.

         3.3 GUIDELINES. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of, countries other than the United States to comply with applicable tax and securities laws. If, or to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

         3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. The Committee shall not be bound to any standards of uniformity

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

or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it.

         3.5 RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

         3.6 PROCEDURES. If the Committee is appointed, the Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.7 DESIGNATION OF CONSULTANTS--LIABILITY.

         (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

         (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph above shall not be liable for any action or determination made in good faith with respect to the Plan.

         To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV.
                           SHARE AND OTHER LIMITATIONS

         4.1 SHARES.

         (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 10,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company.

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         If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock that may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for the exercise price or for withholding taxes, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for full or partial payment for the exercise price or for withholding taxes, the number of shares of Common Stock delivered, exchanged or reduced shall again be available for purposes of Awards under this Plan.

         In the event Awards are granted to employees or Consultants pursuant to
Section 3.2(k), the aggregate number of shares of Common Stock available under the Plan for Awards other than Incentive Stock Options shall be increased by the number of shares of Common Stock which may be issued or used for reference with respect to those Awards granted pursuant to Section 3.2(k). The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

         (b) INDIVIDUAL PARTICIPANT LIMITATIONS.

                  (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed 5,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company.

                  (ii) There are no annual individual Participant limitations on Restricted Stock.

                  (iii) The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan to each Participant shall not exceed 5,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company. If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Participant's individual share limitations for both Stock Appreciation Rights and Options.

                  (iv) The individual Participant limitations set forth in this
Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

         4.2 CHANGES.

         (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

         (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including

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cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

         (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

         (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

         (e) If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

         4.3 PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V.
                                   ELIGIBILITY

         5.1 All employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock under this Plan. All employees of the Company, its Subsidiaries and its Parents are eligible to be granted Incentive Stock Options under the Plan. The Committee shall determine eligibility under this Plan.

         5.2 Non-employee directors of the Company are only eligible to receive an Award in accordance with Article IX of the Plan.

                                   ARTICLE VI.
                               STOCK OPTION GRANTS

         6.1 OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

         6.2 GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). The Committee shall have the authority to grant to any Consultant one or more Non-

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

Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option, or the portion thereof that does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) or to any Consultant shall be a Non-Qualified Stock Option.

         6.3 TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, shall be subject to Section 3.2 hereof and the other provisions of this Plan, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

         (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

         (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five
(5) years.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

         (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. To the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may be made as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) or (iv) in the form of Restricted Stock; provided, however, that in each case, such payment is based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until payment, as provided herein, therefore has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefore.

         (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock

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Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or Parent exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or Parent at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not a Non-Qualifi

         Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

         (f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

         (g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

         (h) DEFERRED DELIVERY OF COMMON SHARES. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

         (i) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

         6.4 TERMINATION OF EMPLOYMENT. The following rules apply with regard to Options upon the Termination of Employment or Termination of Consultancy of a
Participant:

         (a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

         (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option

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

held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

         (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

         (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE VII.
                             RESTRICTED STOCK AWARDS

         7.1 AWARDS OF RESTRICTED STOCK. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

         7.2 AWARDS AND CERTIFICATES. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the applicable agreement evidencing the Award (the "Restricted Stock Award Agreement") to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

         (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law.

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

         (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

         (c) LEGEND. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

         "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the iGames Entertainment, Inc. (the "Company") Amended and Restated 2003 Stock Incentive Plan and an Agreement entered into between the registered owner and the Company, dated _________ __, 200_. Copies of such Plan and Agreement are on file at the principal office of the Company."

         (d) CUSTODY. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         7.3 RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article X and the following restrictions and conditions:

         (a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

         (b) RIGHTS AS STOCKHOLDER. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

         (c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

         (d) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

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                                  ARTICLE VIII.
                            STOCK APPRECIATION RIGHTS

         8.1 TANDEM STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

         8.2 TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

         (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

         (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

         (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
Section 8.2. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

         (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

         8.3 NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

         8.4 TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

         (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

         (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the

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Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

         (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

         (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

         8.5 LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon a Change in Control (to the extent provided in an Award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in
Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

         8.6 TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant:

         (a) TERMINATION BY DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

         (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

         (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.

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         (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD
REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

         (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.

         (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety
(90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE IX.
                          NON-EMPLOYEE DIRECTOR AWARDS

         9.1 OPTIONS. The terms of this Article IX shall apply only to Options granted to non-employee directors.

         9.2 GRANTS.

         (a) INITIAL STOCK OPTION GRANT. Subject to the terms of the Plan, each non-employee director of the Company who, as of December 31, 2003, has not previously been granted Options under the Plan, shall be granted Non-Qualified Stock Options to purchase Common Stock with a value of $12,000.00 pro-rated for directors who have served less than a year since their initial grant as of December 31, 2003, or, if later, as of the date the non-employee director begins service as a director on the Board.

         (b) SUBSEQUENT STOCK OPTION GRANTS. Upon the date of each Annual Meeting of Stockholders, each non-employee director shall be granted Non-Qualified Stock Options to purchase Common Stock with a value of $12,000.00 (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options shall vest in full on the date of the third Annual Meeting of Stockholders held following the date of the grant, provided that the non-employer director is a director on the Board on that date.

         9.3 NON-QUALIFIED STOCK OPTIONS. Stock Options granted under this
Article IX shall be Non-Qualified Stock Options.

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

         9.4 TERMS OF OPTIONS. Options granted under this Article shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

         (a) OPTION PRICE. The purchase price per share of Common Stock deliverable upon the exercise of an Option granted pursuant to Section 9.2 shall be 100% of the Fair Market Value of such Common Stock (110% of the Fair Market Value if the non-employee director is a Ten Percent Stockholder) at the time of the grant of the Option (the "Purchase Price"), or the par value of the Common Stock, whichever is greater.

         (b) EXERCISABILITY. Except as otherwise provided herein, twenty-five percent (25%) of any Option granted under Section 9.2(a) shall be exercisable on or after each of the four anniversaries following the date of grant.

         (c) METHOD FOR EXERCISE. A non-employee director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof or by such other method as approved by the Board.

         (d) OPTION TERM. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

         9.5 TERMINATION OF DIRECTORSHIP. The following rules apply with regard to Options upon the Termination of Directorship:

         (a) DEATH, DISABILITY OR OTHERWISE CEASING TO BE A DIRECTOR OTHER THAN FOR CAUSE. Except as otherwise provided herein, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for the remainder of the stated term of such Options.

         (b) CAUSE. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

         (c) CANCELLATION OF OPTIONS. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

         9.6 CHANGES. The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

         9.7 If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each non-employee director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger,

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

consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                   ARTICLE X.
                               NON-TRANSFERABILITY

         Except as provided in the last sentence of this Article X, no Stock Option or Stock Appreciation Right granted to an Employee or Consultant shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights granted to an Employee or Consultant shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. All Stock Options granted to non-employee directors shall be Transferable solely to such non-employee director's principal employer (other than the Company or an Affiliate) at the time of grant if the terms of such non-employee director's employment so require. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

                                  ARTICLE XI.
                          CHANGE IN CONTROL PROVISIONS

         11.1 BENEFITS. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, each Participant shall have the following benefits:

         (a) Unless otherwise provided in the applicable award agreement, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 11.1, "Change in Control Price" shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

         (b) Unless otherwise provided in the applicable award agreement, the restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

         (c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award (other than a grant to a non-employee director pursuant to Article IX hereof), upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the "Pre-Change in Control Period" shall mean the one hundred eighty (180) day period prior to a Change in Control.

         11.2 CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

         (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the

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same proportions as their ownership of Common Stock of the Company) becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

         (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

         (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

         (d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                  ARTICLE XII.
                      TERMINATION OR AMENDMENT OF THE PLAN

         12.1 TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) except as permitted in Section 4.1(a), increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants, and non-employee directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) change any rights under the Plan with regard to non-employee directors; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code, any applicable state law, or, with regard to Incentive Stock Options, Section 422 of the Code.

         In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

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         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                  ARTICLE XIII.
                                  UNFUNDED PLAN

         This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XIV.
                               GENERAL PROVISIONS

         14.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         14.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         14.3 NO RIGHT TO EMPLOYMENT/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

         14.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company. The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         14.5 LISTING AND OTHER CONDITIONS.

         (a) As long as the Common Stock is listed on the OTC Bulletin Board or any other national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

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

         (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

         (c) Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         14.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

         14.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, the Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3 and
Section 162(m) of the Code; however, noncompliance with Rule 16b-3 or Section 162(m) of the Code shall have no impact on the effectiveness of a Stock Option granted under the Plan.

         14.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         14.9 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         14.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         14.11 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

         14.12 SECTION 16(b) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

         14.13 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         14.14 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

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
                                   ARTICLE XV.
                                  TERM OF PLAN

         No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XVI.
                                  NAME OF PLAN

         This Plan shall be known as the iGames Entertainment, Inc. Amended and Restated 2003 Stock Incentive Plan.

                                  ARTICLE XVII.
                                     NOTICES

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business and addressed to the attention of the person designated by the Company from time to time as the Stock Option Administrator, and if to the holder of an Option, to the address as appearing on the records of the Company.

         Executed as of January 2, 2004.


                                       iGAMES ENTERTAINMENT, INC.



                                       /s/ Christopher M. Wolfington
                                       -----------------------------
                                       By: Christopher M. Wolfington
                                           Chief Executive Officer


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